As filed with the Securities and Exchange Commission on June 24, 2021

Securities Act File No. 333-152915
Investment Company Act File No. 811-22227

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 199 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 201 ☒

(Check appropriate box or boxes.)

INDEXIQ ETF TRUST
(Exact Name of Registrant as Specified in Charter)

51 Madison Avenue
New York, NY 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (888) 474-7725

Matthew V. Curtin, Esq.
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010

It is proposed that this filing will become effective:

o	Immediately upon filing pursuant to paragraph (b) of Rule 485
o	on ________, pursuant to paragraph (b)(1) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485
o	on _______, pursuant to paragraph (a)(1) of Rule 485
o	75 days after filing pursuant to paragraph (a)(2) of Rule 485
o	on _______, pursuant to paragraph (a)(2) of Rule 485

Subject to Completion

Dated June 24, 2021

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

IndexIQ ETF Trust

PROSPECTUS	August 28, 2021

IQ Candriam ESG US Equity ETF (IQSU)

IQ Candriam ESG International Equity ETF (IQSI)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Not FDIC Insured | May Lose Value | No Bank Guarantee

IndexIQ ETF Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios called “Funds”. This Prospectus relates to the following Funds:

Name	CUSIP	Symbol
IQ Candriam ESG US Equity ETF	45409B461	IQSU
IQ Candriam ESG International Equity ETF	45409B453	IQSI

Each Fund is an exchange-traded fund. This means that shares of the Funds are listed on a national securities exchange, such as the NYSE Arca, Inc. (“NYSE Arca”), and trade at market prices. The market price for a Fund’s shares may be different from its net asset value per share (the “NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

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Summary Information

IQ Candriam ESG US Equity ETF

Investment Objective

The Fund seeks investment results that track (before fees and expenses) the price and yield performance of its underlying index, the IQ Candriam ESG US Equity Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes fees and expenses that you may pay if you buy, sell or hold shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Shareholder Fees (fees paid directly from your investment):

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.09%
Distribution and/or Service (12b-1) Fees	%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Expense Waiver/Reimbursement(a)	%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.09%

(a)	IndexIQ Advisors LLC (the “Advisor”) has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more that 0.09% of the average daily net assets of the Fund. The agreement will remain in effect until __________ unless terminated by the Board of Trustees of the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was ___% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s’ Shares.

Principal Investment Strategies

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”) with Candriam Belgium

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S.A. (“Candriam”) acting as index consultant to IndexIQ. The Underlying Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market capitalization weighting methodology. As of __________, 2021, the market capitalization range of the Underlying Index was approximately $___ billion to $___ trillion.

The first step in the ESG security selection process combines a sector-specific analysis and ranking of issuer-specific factors, including corporate governance, environmental impact, and labor practices, along with a macro analysis of the issuer’s exposure to global sustainability trends, including climate change, resource depletion, and health and wellness. This sector-specific analysis evaluates companies within the same sector against each other, using criteria specific to the particular sector. Except for the excluded activities described below, the ESG security selection process seeks to maintain exposure to all industry sectors of the economy (e.g., consumer discretionary, communication services, healthcare and information technology). The ESG selection process analyzes securities comprising approximately 85% of the market capitalization of equity securities domiciled in the United States. The companies with an overall ranking in the top 70% of the eligible universe within each industry sector based on this ESG selection process are included in the Underlying Index, unless a company is excluded as a result of the second step in the ESG security selection process. The second step in the ESG security selection process is an exclusionary screen based on any continued and significant non-compliance with the principals within the United Nation’s Global Compact as well as the exclusion of companies engaged in certain businesses beyond minimum thresholds (e.g., companies that operate in countries with oppressive regimes, that operate in adult content, alcohol, armament, gambling, nuclear, and tobacco sectors, or that utilize animal testing or genetic modification in research and development). As a result of this second step, the companies selected for inclusion in the Underlying Index represent less than 70% of the eligible universe. As of __________, 2021, the Underlying Index consisted of ___ component securities.

The Underlying Index is rebalanced quarterly.

The Underlying Index may include as a component one or more ETFs advised by the Advisor (“Affiliated ETFs”) and the Fund will typically invest in any Affiliated ETF included in the Underlying Index. The Fund also may invest in Affiliated ETFs that are not components of the index if such an investment will help the Fund track the Underlying Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Advisor or any of its affiliates. You should consider carefully the following risks before investing in the Fund.

Authorized Participant Concentration Risk

Only certain large institutions may engage in creation or redemption transactions directly with the Fund (each, an “Authorized Participant”). The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Cyber Security Risk

The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.

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Derivatives Risk

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index and involve risks different from, and possibly greater than, the risks associated with other investments. These risks include: (i) the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships, government programs and policies, national and international political and economic events, changes in interest rates, inflation and deflation, and changes in supply and demand relationships. Unlike other investments, derivative contracts often have leverage inherent in their terms. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s Share price. The effects of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements.

Equity Securities Risk

Investments in common stocks and other equity securities are particularly subject to the risk of changes in investors’ perceptions of the financial condition of an issuer, conditions affecting equity markets generally and political and/or economic events. Equity prices may also be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Index Risk

There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Industry/Sector Concentration Risk

The Fund’s investment of a large percentage of its assets in the securities of issuers within the same industry or sector means that an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.

Investment Style Risk

The Underlying Index seeks to allocate investment exposure based upon a particular style of investing. Different investment styles tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. As a consequence, the Fund may underperform as compared to the market generally or to other funds that invest in similar asset classes but employ different investment styles. Further, there is no guarantee that the Underlying Index will accurately or optimally utilize the investment style or that it will successfully provide the desired investment exposure.

•	ESG Investing Style Risk. The Underlying Index seeks to provide exposure to the equity securities of companies meeting environmental, social and corporate governance investing criteria. The Underlying Index excludes or limits exposure to securities of certain issuers for non-financial reasons, and the Fund may forgo some market opportunities available to funds that do not use these criteria. The application of environmental, social and corporate governance investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, there is no guarantee that the construction methodology of the Underlying Index will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria.

6

Market Risk

Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets, tariffs and other protectionist measures, political developments and uncertainty, central bank policy, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Operational Risk

The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Passive Management Risk

The Fund is not actively managed and instead seeks to track the performance of an index. Passive management has the following risks associated with it:

•	The Fund invests in the securities included in, or representative of, the Underlying Index. The provider of the Underlying Index or the index calculation agent may make errors. The index provider may include index constituents that should have been excluded, or it may exclude index constituents that should have been included. It also may include or exclude constituents at incorrect levels. This may result in the Fund, in turn, being correctly positioned to an Index that has been incorrectly calculated. This could lead to losses to the Fund.

•	In seeking to track the Underlying Index’s performance, the Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. This risk may be heightened during times of increased market volatility or other unusual market conditions.

•	The Fund generally will not attempt to take defensive positions in declining markets and generally will not sell a security because its issuer is in financial trouble, unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Secondary Market Trading Risk

Although the Fund’s Shares are listed for trading on one or more securities exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. In general, the trading of Shares on securities exchanges is subject to the risk of irregular trading activity and wide “bid/ask” spreads (which may be especially pronounced for smaller funds). Additionally, market makers are under no obligation to make a market in the Fund’s Shares and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or Authorized Participants stop submitting purchase or redemption orders for Creation Units, the Fund’s Shares may trade at a larger premium or discount to its NAV. Wide bid-ask spreads

7

and large premiums or discounts to NAV are likely to lead to an investor buying his or her Shares at a market price that is more than their value, and selling those Shares at a market price that is less than their value.

Small- and/or Mid-Capitalization Companies Risk

Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies.

Trading Price Risk

Shares of the Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Although it is generally expected that the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling

Shares.

Performance Information

The bar chart that follows shows the annual total returns of the Fund for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total return, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its benchmark and additional broad measures of market performance. The [Index] is a [   ].

All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense reimbursement in effect, if such waivers or reimbursements were not in place, the Fund’s performance would be reduced. Fund performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting newyorklifeinvestments.com/etfs.

[Bar Chart/Table to Come]

Investment Advisor

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to the Fund.

Portfolio Manager

The professionals jointly and primarily responsible for the day-to-day management of the Fund are Greg Barrato and James Harrison. Both Mr. Barrato, Senior Vice President of the Advisor, and Mr. Harrison, Vice President of the Advisor, have been a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at newyorklifeinvestments.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement

8

account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Information

IQ Candriam ESG International Equity ETF

Investment Objective

The Fund seeks investment results that track (before fees and expenses) the price and yield performance of its underlying index, the IQ Candriam ESG International Equity Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes fees and expenses that you may pay if you buy, sell or hold shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Shareholder Fees (fees paid directly from your investment):

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.15%
Distribution and/or Service (12b-1) Fees	%
Other Expenses	%
Total Annual Fund Operating Expenses	%
Expense Waiver/Reimbursement(a)	%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.15%

(a)	IndexIQ Advisors LLC (the “Advisor”) has contractually agreed to waiver or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.15% of the average daily net assets of the Fund. The agreement will remain in effect until __________ unless terminated by the Board of Trustees of the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was ___% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Shares.

Principal Investment Strategies

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”) with Candriam Belgium

10

S.A. (“Candriam”) acting as index consultant to IndexIQ. The Underlying Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market-capitalization weighting methodology. As of _________, 2021, the market capitalization range of the Underlying Index was approximately $____ million to $____ billion.

The first step in the ESG security selection process combines a sector-specific analysis and ranking of issuer-specific factors, including corporate governance, environmental impact, and labor practices, along with a macro analysis of the issuer’s exposure to global sustainability trends, including climate change, resource depletion, and health and wellness. This sector-specific analysis evaluates companies within the same sector each other, using criteria specific to the particular sector. Except for the excluded activities described below, the ESG security selection process seeks to maintain exposure to all industry sectors of the economy (e.g., financials, industrials, consumer discretionary, consumer staples, materials, health care, energy, utilities and information technology). The ESG selection process analyzes securities comprising approximately 85% of the market capitalization of equity securities domiciled in the following 23 international developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The companies with an overall ranking in the top 70% of the eligible universe within each industry sector based on this ESG selection process are included in the Underlying Index, unless a company is excluded as a result of the second step in the ESG security selection process. The second step in the ESG security selection process is an exclusionary screen based on any continued and significant non-compliance with the principals within the United Nation’s Global Compact as well as the exclusion of companies engaged in certain businesses beyond minimum thresholds (e.g., companies that operate in countries with oppressive regimes, that operate in adult content, alcohol, armament, gambling, nuclear, and tobacco sectors, or that utilize animal testing or genetic modification in research and development). As a result of this second step, the companies selected for inclusion in the Underlying Index represent less than 70% of the eligible universe. As of __________, 2021, the Underlying Index consisted of ___ component securities.

The Underlying Index is rebalanced quarterly.

The Underlying Index may include as a component one or more ETFs advised by the Advisor (“Affiliated ETFs”) and the Fund will typically invest in any Affiliated ETF included in the Underlying Index. The Fund also may invest in Affiliated ETFs that are not components of the index if such an investment will help the Fund track the Underlying Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Advisor or any of its affiliates. You should consider carefully the following risks before investing in the Fund.

Authorized Participant Concentration Risk

Only certain large institutions may engage in creation or redemption transactions directly with the Fund (each, an “Authorized Participant”). The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Currency Risk

Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central

11

banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Cyber Security Risk

The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.

Depositary Receipts Risk

Sponsored and unsponsored depositary receipts involve risk not experienced when investing directly in the equity securities of an issuer. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts.

Derivatives Risk

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index and involve risks different from, and possibly greater than, the risks associated with other investments. These risks include: (i) the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to, changing supply and demand relationships, government programs and policies, national and international political and economic events, changes in interest rates, inflation and deflation, and changes in supply and demand relationships. Unlike other investments, derivative contracts often have leverage inherent in their terms. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s Share price. The effects of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements.

Equity Securities Risk

Investments in common stocks and other equity securities are particularly subject to the risk of changes in investors’ perceptions of the financial condition of an issuer, conditions affecting equity markets generally and political and/or economic events. Equity prices may also be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Foreign Securities Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Some countries and regions have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

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Foreign Securities Valuation Risk

The Fund’s value may be impacted by events that cause the fair value of foreign securities to materially change between the close of the local exchange on which they trade and the time at which the Fund prices its Shares. Additionally, because foreign exchanges on which securities held by the Fund may be open on days when the Fund does not price its Shares, the potential exists for the value of the securities in the Fund’s portfolio to change on days when shareholders will not be able to purchase or sell Shares. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing price on foreign securities markets (i.e., the value of the Underlying Index is not based on fair value prices), the valuation of the Fund’s NAV may deviate from the calculation of the Underlying Index.

Geographic Concentration Risk

The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses. This risk may be especially pronounced to the extent the Fund invests in countries and regions experiencing, or likely to experience, security concerns, war, threats of war, terrorism, economic uncertainty and natural disasters.

Index Risk

There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Industry/Sector Concentration Risk

The Fund’s investment of a large percentage of its assets in the securities of issuers within the same industry or sector means that an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.

Financial Sector Risk

Companies in the financial sector may be adversely affected by, among other things, government regulations, economic conditions, credit rating downgrades, changes in currency exchange rates, volatile interest rates, decreased liquidity in credit markets and competition from new entrants. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are often subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or on the financial sector as a whole cannot be predicted. The financial sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.

Investment Style Risk

The Underlying Index seeks to allocate investment exposure based upon a particular style of investing. Different investment styles tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. As a consequence, the Fund may underperform as compared to the market generally or to other funds that invest in similar asset classes but employ different investment styles. Further, there is no guarantee that the Underlying Index will accurately or optimally utilize the investment style or that it will successfully provide the desired investment exposure.

•	ESG Investing Style Risk. The Underlying Index seeks to provide exposure to the equity securities of companies meeting environmental, social and corporate governance investing criteria. The Underlying Index excludes or limits exposure to securities of certain issuers for non-financial reasons, and the Fund may forgo some market opportunities available to funds that do not use these criteria. The application of

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environmental, social and corporate governance investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, there is no guarantee that the construction methodology of the Underlying Index will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria.

Market Risk

Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets, tariffs and other protectionist measures, political developments and uncertainty, central bank policy, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

Operational Risk

The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Passive Management Risk

The Fund is not actively managed and instead seeks to track the performance of an index. Passive management has the following risks associated with it:

•	The Fund invests in the securities included in, or representative of, the Underlying Index. The provider of the Underlying Index or the index calculation agent may make errors. The index provider may include index constituents that should have been excluded, or it may exclude index constituents that should have been included. It also may include or exclude constituents at incorrect levels. This may result in the Fund, in turn, being correctly positioned to an Index that has been incorrectly calculated. This could lead to losses to the Fund.

•	In seeking to track the Underlying Index’s performance, the Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. This risk may be heightened during times of increased market volatility or other unusual market conditions.

•	The Fund generally will not attempt to take defensive positions in declining markets and generally will not sell a security because its issuer is in financial trouble, unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Secondary Market Trading Risk

Although the Fund’s Shares are listed for trading on one or more securities exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. In general, the trading of Shares on securities exchanges is subject to the risk of irregular trading

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activity and wide “bid/ask” spreads (which may be especially pronounced for smaller funds). Additionally, market makers are under no obligation to make a market in the Fund’s Shares and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or Authorized Participants stop submitting purchase or redemption orders for Creation Units, the Fund’s Shares may trade at a larger premium or discount to its NAV. Wide bid-ask spreads and large premiums or discounts to NAV are likely to lead to an investor buying his or her Shares at a market price that is more than their value, and selling those Shares at a market price that is less than their value.

Small- and/or Mid-Capitalization Companies Risk

Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies.

Trading Price Risk

Shares of the Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Although it is generally expected that the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Performance Information

The bar chart that follows shows the annual total returns of the Fund for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total return, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its benchmark and additional broad measures of market performance. The [Index] is a [   ].

All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense reimbursement in effect, if such waivers or reimbursements were not in place, the Fund’s performance would be reduced. Fund performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting newyorklifeinvestments.com/etfs.

[Bar Chart/Table to Come]

Investment Advisor

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to the Fund.

Portfolio Manager

The professionals jointly and primarily responsible for the day-to-day management of the Fund are Greg Barrato and James Harrison. Both Mr. Barrato, Senior Vice President of the Advisor, and Mr. Harrison, Vice President of the Advisor, have been a portfolio manager of the Fund since its inception.

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Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at newyorklifeinvestments.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Overview

The Trust is an investment company consisting of a number of separate investment portfolios (each, a “Fund” and together, the “Funds”) that are structured as exchange-traded funds (“ETFs”). Each share of a Fund represents an ownership interest in the securities and other instruments comprising a Fund’s portfolio. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of an ETF (such as the Funds) are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day, and may differ from a Fund’s NAV. IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to each Fund.

Each Fund has a distinct investment objective and policies. Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Certain fundamental policies of the Funds are set forth in the Funds’ Statement of Additional Information (the “SAI”) under “Investment Restrictions.” There can be no assurance that a Fund’s objective will be achieved.

Description of the Principal Investment Strategies of the Funds

Each Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index (each, an “Underlying Index”). Each Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with each Underlying Index’s rules-based methodology. Each Fund employs a “passive management” — or indexing — investment approach designed to track the performance of its Underlying Index. Under normal circumstances, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the components that make up its Underlying Index or in depositary receipts based on the securities in its Underlying Index. In determining a Fund’s net assets for the purposes of this 80% threshold, accounting practices do not include collateral held under a Fund’s securities lending program, as such collateral does not represent a true asset of a Fund.

Each Fund will generally invest in all of the constituents comprising its Underlying Index in proportion to its weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, a Fund may purchase a sample of the securities in its Underlying Index or utilize various combinations of other available investment techniques in seeking to replicate generally the performance of the Underlying Index as a whole. This is known as “representative sampling” and may be utilized by a Fund. A Fund using a representative sampling strategy generally will invest in a sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (including, but not limited to, return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of the Underlying Index. A Fund may also invest in credit default swaps and futures contracts to seek to track the Underlying Index.

There also may be instances in which the Advisor may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Advisor believes are appropriate to substitute for certain securities in the Underlying Index, or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index. A Fund may sell securities that are represented in its Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

To the extent that a Fund’s Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Underlying Index.

Each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. Such investments may include the use of one or

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more financial instruments, including but not limited to futures contracts and swap agreements (collectively, “Financial Instruments”). The Funds will not directly employ leverage in their investment strategies; nevertheless, a Fund may indirectly be leveraged if and to the extent the Fund invests in Financial Instruments to replicate an exposure to an inverse ETF that is leveraged.

In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), each Fund has adopted a policy that each will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by the Fund’s name. Each such policy is “non-fundamental,” which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. Such policies generally provide a fund’s shareholders with at least 60 days’ prior notice of any changes in a fund’s non-fundamental investment policy with respect to investments of the type suggested by its name. A Fund may count investments in underlying funds toward various guideline tests (such as the 80% test required under Rule 35d-1 under the 1940 Act).

The IQ Candriam ESG International Equity ETF has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in non-U.S. equity securities.

The IQ Candriam ESG US Equity ETF has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in U.S. equity securities.

IndexIQ determines the “domicile” of the Underlying Index Component by using data provided by an unaffiliated third-party data service, which, in turn, uses the following criteria to determine a company’s domicile:

•	the country where the company is incorporated;

•	the country where the company is headquartered;

•	the country where the company has a majority of its operations;

•	the country where the company generates the largest proportion of its sales; and

•	the country where the company’s shares are traded in the most liquid manner.

Each Fund’s investments are subject to certain requirements imposed by law and regulation, as well as a Fund’s investment strategy. These requirements are generally applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

Additional Investment Strategies

In addition to its principal investment strategies, each Fund may also invest in money market instruments, including short-term debt instruments and repurchase agreements or other funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), rather than Underlying Index Components, when it would be more efficient or less expensive for a Fund to do so, or as cover for Financial Instruments, for liquidity purposes, or to earn interest. Swaps and other Financial Instruments may be used by a Fund to seek performance that corresponds to its Underlying Index and to manage cash flows.

Borrowing Money

Each Fund may borrow money from a bank as permitted by the 1940 Act or the rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

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Securities Lending

A Fund may lend its portfolio securities. A securities lending program allows a Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. In connection with such loans, a Fund receives liquid collateral equal to at least 102% (105% for foreign securities) of the value of the portfolio securities being lent. This collateral is marked to market on each trading day.

Description of the Principal Risks of the Funds

Investors in the Funds should carefully consider the risks of investing in the Funds as set forth in each Fund’s Summary Information section under “Principal Risks.”

Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for ETFs that invest in non-U.S. securities because such securities often involve greater settlement and operational issues for Authorized Participants that may further limit the availability of Authorized Participants.

Currency Risk

The following risk applies to IQ Candriam ESG International Equity ETF.

Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. As a result, a Fund’s investments in foreign currency denominated securities may reduce the return of such Fund. Because a Fund’s NAV is determined on the basis of U.S. dollars, the Fund’s NAV may decrease if the value of the non-U.S. currency to which the Fund has exposure depreciates in value relative to the U.S. dollar. This may occur even if the value of the underlying non-U.S. securities increases. Conversely, a Fund’s NAV may increase if the value of a non-U.S. currency appreciates relative to the U.S. dollar.

Cyber Security Risk

The Funds are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of security issuers, the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to

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calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of a Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines and other penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Substantial costs may be incurred by a Fund in order to resolve or prevent cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds, issuers in which the Funds invest, Authorized Participants or market makers. There is no guarantee that such preventative efforts will succeed, and the Funds and their shareholders could be negatively impacted as a result.

Depositary Receipts Risk

The following risk applies to the IQ Candriam ESG International Equity ETF.

A Fund may invest in listed and liquid depositary receipts, including listed unsponsored depositary receipts. Unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. These investments may involve additional risks and considerations including, for example, risks related to adverse political and economic developments unique to a country or region, currency fluctuations or controls and the possibility of expropriation, nationalization or confiscatory taxation. The issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. Additionally, to the extent the value of a depositary receipt held by a Fund fails to track that of the underlying security, the use of the depositary receipt may result in tracking error. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk

The value of equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by a Fund. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Holders of an issuer’s common stock may also be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

Foreign Securities Risk

The following risk applies to the IQ Candriam ESG International Equity ETF.

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Some countries and regions have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, custody, financial reporting and record

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keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent a Fund from repatriating its investments. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets. Prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) could similarly expose a Fund to credit and other risks it does not have in the United States with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities it holds, as the issuers may be under no legal obligation to distribute them.

Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Foreign Securities Valuation Risk

The following risk applies to the IQ Candriam ESG International Equity ETF.

A Fund’s value may be impacted by events that cause the fair value of foreign securities to materially change between the close of the local exchange on which they trade and the time at which the Fund prices its Shares. Additionally, because foreign exchanges on which securities held by a Fund may be open on days when such Fund does not price its Shares, the potential exists for the value of the securities in a Fund’s portfolio to change on days when shareholders will not be able to purchase or sell such Shares. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing price on foreign securities markets (i.e., the value of the Underlying Index is not based on fair value prices), the valuation of a Fund’s NAV may deviate from the calculation of the Underlying Index.

Geographic Concentration Risk

A Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on such Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses. This risk may be especially pronounced to the extent a Fund invests in countries and regions experiencing, or likely to experience, security concerns, war, threats of war, terrorism, economic uncertainty and natural disasters.

Index Risk

There is no guarantee that a Fund’s investment results will have a high degree of correlation to those of its Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. Errors in index data, index computations or the construction of an Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. Apart from scheduled rebalances, an Underlying Index may undergo additional ad hoc rebalances in order, for example, to correct an error in the selection of index constituents. When a Fund’s Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Unscheduled rebalances to a Fund’s Underlying Index may expose the Fund to additional tracking error risk, which is the risk that the Fund’s returns may not track those of the Underlying Index. Therefore, index errors and additional ad hoc rebalances may increase the costs to and the tracking error risk of the Fund.

In constructing an Underlying Index, the index provider may utilize quantitative models or methodologies that may be proprietary or developed by third-parties. These models and methodologies are used to determine the composition of an Underlying Index and may not adequately take into account certain factors, resulting in a

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decline in the value of the Underlying Index and, therefore, a Fund. Models rely on accurate financial and market data inputs. If inaccurate data is entered into a model, the resulting information will be incorrect. In addition, the models used by be predictive and nature and such models may result in an incorrect assessment of future events. The models evaluate securities or securities markets based on certain assumptions concerning the interplay of market factors. The markets or prices of individual securities may be affected by factors not foreseen in developing the models. The historical correlations and relationships between individual securities or asset classes, upon which a model may be based, may not continue in the future.

Industry/Sector Concentration Risk

A Fund’s investment of a large percentage of its assets in the securities of issuers within the same industry or sector means that an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated.

Financial Sector Risk

Companies in the financial sector, including retail and commercial banks, insurance companies and financial services companies, may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in currency exchange rates, volatile interest rates, decreased liquidity in credit markets and competition from new entrants. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. Companies in the financial sector are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financial sector has been subject to increased scrutiny by international regulators and future regulations could be imposed that would have an adverse economic impact on financial companies. Recently, the financial sector has been prone to cyber attacks and technology malfunctions and failures, which have caused losses to financial companies.

Investment Style Risk

One or more Underlying Indexes seek to allocate investment exposure based upon a particular style of investing. Different investment styles tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. As a consequence, a Fund tracking such an Underlying Index may underperform as compared to the market generally or to other funds that invest in similar asset classes but employ different investment styles. Further, there is no guarantee that an Underlying Index will accurately or optimally utilize the investment style or that it will successfully provide the desired investment exposure.

ESG Investing Style Risk. Each Fund’s Underlying Index seeks to provide exposure to the equity securities of companies meeting sustainable and responsible investing criteria. Each Fund’s Underlying Index excludes or limits exposure to securities of certain issuers for non-financial reasons, and a Fund may forgo some market opportunities available to funds that do not use these criteria. The application of sustainable and responsible investing criteria may affect a Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, there is no guarantee that the construction methodology of an Underlying Index will accurately provide exposure to sustainable and responsible issuers.

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Market Risk

The value of a Fund’s investments may fluctuate and/or decline because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which a Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Fund shares. Such conditions may add significantly to the risk of volatility in the NAV of a Fund’s Shares and the market prices at which Shares of a Fund trade on a securities exchange. During periods of market stress Shares of a Fund may also experience significantly wider “bid/ask” spreads and premiums and discounts between a Fund’s NAV and market price.

Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. A Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations or market closures. Thus, investments that the Advisor believes best enable a Fund to track the performance of its Underlying Index may be unavailable entirely or in the specific quantities sought by the Advisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time. Securities and investments included as components of an Underlying Index may be susceptible to declines in value, including declines in value that are not believed to be representative of the issuer’s value or fundamentals, due to investor reactions to such events. In response to market volatility and disruption, an Underlying Index may delay rebalancing, implement temporary or permanent modifications to its methodology or take other actions.

Political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plans, protectionist measures, trade tensions central bank policy and government intervention in the economy, has in the past resulted, and may in the future result, in developments that present additional risks to a Fund’s investments and operations. Geopolitical and other events, such as war, acts of terrorism, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent a Fund from executing its investment strategies and processes in a timely manner.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Market Disruption Risk and Recent Market Events

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant restrictions, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The

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pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. A Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in a Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.

Operational Risk

Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Passive Management Risk

The Funds are not actively managed and instead seek to track the performance of an index. Passive management has the following risks associated with it:

•	Each Fund invests in the securities included in, or representative of, its applicable Underlying Index. The provider of the Underlying Index or the index calculation agent may make errors. The index provider may include index constituents that should have been excluded, or it may exclude index constituents that should have been included. It also may include or exclude constituents at incorrect levels. This may result in a Fund, in turn, being correctly positioned to an Index that has been incorrectly calculated. This could lead to losses to the Fund.

•	In seeking to track its Underlying Index’s performance, a Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of its Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in an Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and a Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to an Underlying Index or the costs to a Fund of complying with various new or existing regulatory requirements. Tracking error also may result because a Fund incurs fees and expenses, while an Underlying Index does not. This risk may be heightened during times of increased market volatility or other unusual market conditions.

Secondary Market Trading Risk

Although each Fund’s Shares are listed for trading on one or more securities exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. The trading of Shares on securities exchanges is subject to the risk of irregular trading activity. Additionally, market makers are under no obligation to make a market in a Fund’s Shares and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in a Fund’s Shares or Authorized Participants stop submitting purchase or redemption orders for Creation Units, such Fund’s Shares may trade at a larger premium or discount to its NAV. Wide bid-ask spreads and large premiums or discounts to NAV are likely to lead to an investor buying his or her shares at a market price that is more than their value, and selling those shares at a market price that is less than their value.

Buying or selling Shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling Shares through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread” — the difference between what investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for Shares based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. The risk of wide bid and ask spreads may be especially pronounced for smaller funds. In addition, increased

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market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Shares, frequent trading may detract significantly from investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.

Securities exchanges have requirements that must be met in order for Shares to be listed. There can be no assurance that the requirements of an exchange necessary to maintain the listing of Shares will continue to be met. This risk is particularly acute for funds that fail to attract a large number of shareholders. Pursuant to an exchange’s “circuit breaker” rules, trading in a Fund’s Shares may be halted due to extraordinary market volatility.

Small- and/or Mid-Capitalization Companies Risk

Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including narrower markets for their goods and/or services, more limited managerial and financial resources, limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks may not be well known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund, resulting in more volatile performance. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trading Price Risk

Shares of a Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of a Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the Fund’s NAV. As a result, the trading prices of a Fund’s Shares may deviate significantly from NAV during periods of market volatility. The market price of a Fund’s Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that an investor most wants to sell their Shares. Although it is generally expected that the market price of a Fund’s Shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares. While the creation/redemption feature is designed to make it more likely that a Fund’s Shares normally will trade on securities exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for Shares of a Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Shares if there is a lack of an active market for such Shares or its underlying investments, which may contribute to the Fund’s Shares trading at a premium or discount to NAV. Additionally, similar to shares of other issuers listed on a securities exchange, a Fund’s Shares may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. Any of these factors, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV.

Additional Risks

Large Investments Risk

From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. In addition, any third-party investor, investment advisor affiliate, authorized participant, lead

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market maker or other entity may make a large investment in a Fund and hold its investment for any number of reasons, including to facilitate such Fund’s commencement of operations or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not sell or redeem its investment at any given time, either in a single transaction or over time. These large transactions, and particularly redemptions, could have adverse effects on a Fund, including: (i) negative impacts to performance if the Fund were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so; (ii) wider price spreads or greater premiums/discounts that could materialize as a result of lower secondary market volume of shares; and (iii) negative federal income tax consequences if this activity accelerated the realization of capital gains.

Securities Lending Risk

Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in a Fund’s Underlying Index, such collateral or investments may have a greater risk of loss than the securities included in the Underlying Index.

Underinvestment Risk

If certain aggregate ownership thresholds are reached either through the actions of the Advisor and its affiliates or a Fund, or as a result of third-party transactions, the ability of the Advisor on behalf of clients (including a Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant limits, and such limitations may have adverse effects on the liquidity and performance of a Fund’s portfolio holdings compared to the performance of the Underlying Index. This may increase the risk of the Fund being underinvested to the Underlying Index and increase the risk of tracking error.

U.S. Tax Risks

To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies, a Fund must satisfy certain income, asset diversification and distribution requirements. If for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions would be taxable to its shareholders as dividend income to the extent of a Fund’s current and accumulated earnings and profits. To the extent a Fund engages in derivatives transactions, the tax treatment such derivatives transactions is unclear for purposes of determining a Fund’s tax status. To the extent a Fund engages in transactions in financial instruments, including, but not limited to, options, futures contracts, hedging transactions, forward contracts and swap contracts, the Fund will be subject to special tax rules (which may include mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to a Fund’s shareholders. A Fund’s use of such transactions may result in the Fund realizing more short-term capital gains and ordinary income, in each case subject to U.S. federal income tax at higher ordinary income tax rates, than it would if it did not engage in such transactions. Please refer to the SAI for a more complete discussion of the risks of investing in Shares.

Buying and Selling Shares in the Secondary Market

Most investors will buy and sell Shares of each Fund in Secondary Market transactions through brokers. Shares of each Fund will be listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction. In addition, because transactions in the

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Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

Book Entry

Shares of each Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of a Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

Management

The Board is responsible for the general supervision of the Funds. The Board appoints officers who are responsible for the day-to-day operations of the Funds.

Investment Advisor

The Advisor has been registered as an investment advisor with the SEC since August 2007, has provided investment advisory services to registered investment companies since June 2008, and is a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC. The Advisor’s principal office is located at 51 Madison Avenue, New York, New York 10010. As of __________, 2021, the Advisor had approximately $___ billion in assets under management.

The Advisor has overall responsibility for the general management and administration of the Trust. The Advisor provides an investment program for the Funds. The Advisor has arranged for custody, fund administration, transfer agency and all other non-distribution related services necessary for the Funds to operate.

As compensation for its services and its assumption of certain expenses, each Fund pays the Advisor a management fee equal to a percentage of a Fund’s average daily net assets that is calculated daily and paid monthly, as follows:

Fund Name	Management Fee
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%

The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Advisor serves as investment advisor to each Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisory Agreement was approved by the Independent Trustees of the Trust at its annual meeting. The basis for the Board’s approval of the Advisory Agreement will be available in the Trust’s Annual or Semiannual Report to shareholders.

Under the Advisory Agreement, the Advisor agrees to pay all expenses of the Trust, except brokerage and other transaction expenses including taxes; extraordinary legal fees or expenses, such as those for litigation or

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arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor hereunder.

The Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Funds also may invest. The Advisor does not use inside information in making investment decisions on behalf of the Funds.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of any subadvisor to a Fund. The Advisor and the Trust have obtained an exemptive order (the “Order”) from the SEC permitting the Advisor, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. A Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. Each Fund’s sole shareholder has approved the use of the Order. Please see the SAI for more information on the Order.

Expense Limitation Agreement

The Advisor has entered into Expense Limitation Agreements with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividends, interest and brokerage expenses paid on short sales, acquired und fees and expenses, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than the percentage of the average daily net assets of such Funds until __________, as follows:

Fund Name	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%

Portfolio Management

The Advisor acts as investment advisor to the Funds and is responsible for managing the investment portfolios of the Funds and the purchase and sale of the Funds’ investment securities. The Advisor utilizes a team of investment professionals acting together to manage the assets of the Funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of each Fund’s investment objective. For these services, the Advisor is paid a monthly management fee by the Funds.

The portfolio managers jointly and primarily responsible for the day-to-day management of the Funds’ portfolios are Greg Barrato and James Harrison.

Greg Barrato joined the Advisor as Vice President in November 2010 and has been Senior Vice President of the Advisor since August 2013. Prior to joining the Advisor, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a graduate of the University of Connecticut.

James Harrison has been a member of the portfolio management team of the Advisor since 2015 and a portfolio manager of the Funds since inception. Prior to joining the Advisor, Mr. Harrison served as a New York Stock Exchange member Floor Broker and Equity Sales Trader for Cuttone and Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

Other Service Providers

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Index Provider

IndexIQ is the index provider for the Funds. IndexIQ is in the business of developing and maintaining financial indices, including the Underlying Indices. Presently, IndexIQ has developed and is maintaining a number of indices in addition to the Underlying Indices, of which 20 are currently being used by registered investment companies.

IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Indices for the operation of the Funds. The Advisor pays licensing fees to IndexIQ from the Advisor’s management fees or other resources. The Advisor has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Funds to utilize the Underlying Indices. The Funds pay no fees to IndexIQ or the Advisor under the Sub-Licensing Agreement. Additional information regarding the Underlying Indices developed and maintained by IndexIQ, including the index methodology and composition, is available at newyorklifeinvestments.com/etfs.

Solactive AG is the Index calculator and benchmark administrator. The value of an Underlying Index is calculated every weekday (“Business Day”) based on the prices on the respective Exchanges on which the Component Securities are listed. For each update, the most recent prices of all Component Securities are used. Prices of Component Securities not listed in U.S. Dollars are converted using spot foreign exchange rates quoted by Reuters. The daily index closing value is calculated using WM/Reuters closing spot rates from 4:00 pm London time. Should there be no current price available on Reuters, the most recent price or the Trading Price (as defined below) on Reuters for the preceding Trading Day (as defined below) is used in the calculation. The Underlying Indices are calculated continuously every Business Day from 9:00 am to 10:30 pm, CET, with updates every 15 seconds. In the event that data cannot be provided to Reuters or to the pricing services of Boerse Stuttgart AG, an Underlying Index cannot be distributed.

Any incorrect calculation is adjusted on a retrospective basis. At the time of the calculation and publication of an Underlying Index, the prices used for the calculation may already have changed. A committee (the “Committee”) composed of staff from Solactive AG is responsible for any amendments to the rules; provided that the starting universe for the composition of an Underlying Index and its relevant specifications are established by IndexIQ. The composition of an Underlying Index is determined according to the procedures outlined in the Underlying Index rulebook. Solactive AG may consult IndexIQ for decisions regarding the composition of an Underlying Index. All specifications and information relevant for calculating an Underlying Index are made available on Solactive AG’s website.

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using an Underlying Index and/or Underlying Index trade mark or an Underlying Index price at any time or in any other respect. The Underlying Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Indices are calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in an Underlying Index to third-parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of an Underlying Index by Solactive AG nor the licensing of an Underlying Index or Underlying Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

Index Consultant

Candriam serves as the index consultant to IndexIQ for the Underlying Indices. In its role as index consultant, Candriam assists IndexIQ with the development, calculation and maintenance of the Underlying Indices. Candriam is an investment advisor with experience with equity securities of companies meeting environmental, social and corporate governance investing strategies.

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, serves as the Funds’ Administrator, Custodian, Transfer Agent and Securities Lending Agent. BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

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Distributor

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 serves as the Distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a Secondary Market in the Funds’ Shares. NYLIFE Distributors LLC has entered into a Services Agreement with ALPS to market the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Chapman and Cutler LLP, located at 1717 Rhode Island Avenue, Washington, D.C. 20036, serves as counsel to the Trust and the Funds.

Frequent Trading

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Funds are expected to be attractive to active institutional and retail investors interested in buying and selling Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in Shares occurs on the Secondary Market. Because Secondary Market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution of a Fund and increased transaction costs (a Fund may impose higher transaction fees to offset these increased costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board also noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Funds. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

Distribution and Service Plan

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Advisor and its affiliates may, out of their own resources, pay amounts (“Payments”) to third-parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments. The Advisor may make Payments for such third-parties to organize or participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about ETFs, including ETFs advised by the Advisor, or

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for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). The Advisor also may make Payments to third-parties to help defray costs typically covered by a trading commission, such as certain printing, publishing and mailing costs or materials relating to the marketing of services related to exchange-traded products (such as commission-free trading platforms) or exchange-traded products in general (“Administrative Costs”).

Determination of Net Asset Value (NAV)

The NAV of the Shares for a Fund is equal to the Fund’s total assets minus its total liabilities divided by the total number of Shares outstanding. Interest and investment income on a Fund’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the applicable Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places. The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the NYSE Arca

(ordinarily 4:00 p.m. Eastern time).

In calculating NAV, each Fund’s investments are valued using market quotations when available. Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for a Fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the NYSE Arca, and the value of such securities used in computing the Fund’s NAV are generally determined as of such times. A Fund’s foreign securities may trade on weekends or other days when Shares do not trade. Consequently, the value of portfolio securities of a Fund may change on days when Shares of the Fund cannot be purchased or sold.

When market quotations are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before each Fund’s NAV is calculated.

The frequency with which the Funds’ investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies and limitations. If the Funds invest in other open-end management investment companies registered under the 1940 Act, they may rely on the NAVs of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.

Valuing each Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine each Fund’s indicative intra-day value (“IIV”), which could result in the market prices for Shares deviating from NAV.

Indicative Intra-Day Value

The approximate value of a Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV, is disseminated every 15 seconds during hours of trading on the NYSE Arca. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

Solactive AG, an independent third party calculator calculates the IIV for each Fund during hours of trading on the NYSE Arca by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of

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outstanding Shares of that Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Trust’s website.

Each Fund provides the independent third party calculator with information to calculate the IIV, but the Funds are not involved the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Funds make no warranty as to the accuracy of the IIV.

Premium/Discount Information

Information regarding the extent and frequency with which market prices of Shares has tracked the relevant Fund’s NAV for the most recently completed calendar year and the quarters since that year will be available without charge on the Funds’ website at newyorklifeinvestments.com/etfs.

Dividends, Distributions and Taxes

Net Investment Income and Capital Gains

As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as “distributions.”

The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, typically are passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains typically are passed along to shareholders as “capital gain distributions.”

Net investment income and net capital gains typically are distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). In addition, the Funds may decide to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of a distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available. Distributions which are reinvested nevertheless will be subject to U.S. federal income tax to the same extent as if such distributions had not been reinvested.

U.S. Federal Income Taxation

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund, and does not address the consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, tax-exempt shareholders, regulated investment companies (“RICs”, real estate investment trusts (“REITS”), real estate mortgage investment conduits (“REMICs”), those who hold Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, “non-U.S. shareholder” (as defined below). This discussion does not discuss any aspect of U.S. state, local, estate, gift, or non-U.S. tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in a Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed

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on such person. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in Shares, based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the U.S. Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership and disposition of Shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. or other taxing jurisdiction. The following information supplements and should be read in conjunction with the section in the SAI entitled

“U.S. Federal Income Taxation.”

Tax Treatment of a Fund

Each Fund intends to continue to qualify and elect to be treated as a separate RIC under the Code. To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

As a RIC, a Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The remainder of this discussion assumes that the Funds will qualify for the special tax treatment accorded to RICs.

A Fund generally will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections), 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the twelve months ended October 31 of such year (or later if the Fund is permitted to elect and no elects), plus 100% of any undistributed amounts from prior years. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owners of Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or an entity treated as a corporation for U.S. federal tax purposes) created or organized in the United States or under the laws of the United States, or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (1) a U.S. court is able to exercise primary supervision

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over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property, and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income and net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for distributions of “qualified dividend income,” as discussed below). To the extent designated as capital gain dividend by a Fund, distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of “qualified dividend income” (defined below) are, to the extent of a Fund’s current and accumulated earnings and profits, taxed to certain non-corporate Fund shareholders at the rates generally applicable to long-term capital gain, provided that the Fund shareholder meeting certain holding period and of the requirements with respect to the distributing Fund’s Shares and the distributing Fund meeting certain holdings period and other requirements with respect to its dividend-paying stocks. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified non-U.S. corporations. Substitute payments received on Shares that are lent out will be ineligible for being reported as qualified dividend income. If a Fund pays a dividend that would be “qualified” dividend income for individuals, corporate shareholders may be entitled to a dividend received deduction.

Each Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, each Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis of the Shares by an amount equal to shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund.

Distributions in excess of a Fund’s current and accumulated earns and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholders tax basis in its shares of the fund, and generally as capital gain thereafter. Any such distribution will reduce the shareholder’s tax basis in the Shares, and thus will increase the shareholder’s capital gain, or decrease the capital loss, recognized upon a sale or exchange of Shares.

In addition, individuals with adjusted gross incomes above certain threshold amounts (and certain trusts and estates) generally are be subject to a 3.8% Medicare tax on net investment income in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from a Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

If a Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs) or more than 50% of a Fund’s total assets at the end of a taxable year consist of non-U.S. stock or securities, the Fund may elect to “pass through” to its shareholders certain non-U.S. income taxes paid by the Fund. This means that each shareholder will be required to (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either take a corresponding deduction (in calculating U.S. federal taxable income) or credit (in calculating U.S. federal income tax), subject to certain limitations.

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Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales or Exchange of Shares. Any capital gain or loss realized upon a sale or exchange of Shares (including an exchange of Shares of one Fund for Shares of another Fund) generally is treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale or exchange of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale or exchange of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant generally recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares.

Back-Up Withholding. A Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in a Fund) may be required to report certain information on a Fund shareholder to the IRS and withhold

U.S. federal income tax (“backup withholding”) at a current rate of 24% from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s U.S. federal income tax liability.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law and is for general information only. If addresses only selected, and not all, aspects of U.S. federal income taxation applicable to non-U.S. shareholders.

With respect to non-U.S. shareholders of a Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty), subject to certain exceptions for “interest-related dividends” and “short-term capital gain dividends” discussed below. The Funds will not pay any additional amounts to shareholders in respect of any amounts withheld.

U.S. federal withholdings tax generally will not apply to any gain realized by a non-U.S. shareholder in receipt of a Fund’s net capital gain. Special rules (not discussed herein) apply with respect to dividends of a Fund that are attributable to gain from the sale or exchange of “U.S. real property interests.”

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In general, all “interest related dividends” and “short-term capital gains dividends” (each defined below) will not be subject to U.S. federal withholding tax, provided that, among other requirements, the non-U.S. shareholder furnished the Fund with a completed IRS Form W8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by a Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by a Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long-term capital loss. Depending on its circumstances, a Fund may treat such dividends, in whole or in part, as ineligible for these exceptions from withholding.

In general, subject to certain exceptions, non-U.S. shareholders will not be subject to U.S. federal income or withholdings tax in respect of a sale or other disposition of Shares of a Fund.

To claim a credit or refund for any Fund-level taxes on any undistributed net capital gain (as discussed above) or any taxes collected through back-up withholdings (discussed below), a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to do so.

Foreign Account Tax Compliance Act. The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of direct and indirect its U.S. accounts and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information about its direct and indirect “substantial U.S. owners” to the withholding agent or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA. If the shareholder is a tax resident in a jurisdiction that has entered into an intergovernmental agreement with the U.S. government, the shareholder will be required to provide information about the shareholder’s classification and compliance with the intergovernmental agreement.

“Withholdable payments” generally include, among other items, U.S.-source interest and dividends, and gross proceeds from the sale or disposition of property of a type that can produce U.S. source interest or dividends. However. Proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

A Fund or a shareholder’s broker may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. A Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA.

The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

For a more detailed tax discussion regarding an investment in the Funds Please see the section of the SAI entitled “U.S. Federal Income Taxation.”

Code of Ethics

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The Trust, Advisor and Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to prevent affiliated persons of the Trust, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes are on file with the SEC and are available to the public.

Fund Website and Disclosure of Portfolio Holdings

The Advisor maintains a website for the Funds at newyorklifeinvestments.com/etfs. The website for the Funds contains the following information, on a per-Share basis, for each Fund: (1) the prior Business Day’s NAV; (2) the reported mid-point of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of a Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the NYSE Arca, each Fund will disclose on its website (newyorklifeinvestments.com/etfs) the identities and quantities of the portfolio securities and other assets held by each Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Other Information

The Funds are not sponsored, endorsed, sold or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3 (c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations.

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Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ Annual Report, which is available upon request.

[Financial Highlights Tables to Come]

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Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

The Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Trust may collect non-public personal information from various sources. The Trust uses such information provided by you or your representative to process transactions, to respond to inquiries from you, to deliver reports, products, and services, and to fulfill legal and regulatory requirements.

We do not disclose any non-public personal information about our customers to anyone unless permitted by law or approved by the customer. We may share this information within the Trust’s family of companies in the course of providing services and products to best meet your investing needs. We may share information with certain third-parties who are not affiliated with the Trust to perform marketing services, to process or service a transaction at your request or as permitted by law. For example, sharing information with companies that maintain or service customer accounts for the Trust is essential. We may also share information with companies that perform administrative or marketing services for the Trust, including research firms. When we enter into such a relationship, we restrict the companies’ use of our customers’ information and prohibit them from sharing it or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within the Trust, we restrict access to personal information to those employees who require access to that information in order to provide products or services to our customers, such as handling inquiries. Our employment policies restrict the use of customer information and require that it be held in strict confidence.

We will adhere to the policies and practices described in this notice for both current and former customers of the Trust.

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Frequently Used Terms

Trust	IndexIQ ETF Trust, a registered open-end investment company
Fund	The investment portfolios of the Trust

Shares	Shares of the Funds offered to investors

Advisor	IndexIQ Advisors LLC

Custodian	The Bank of New York Mellon, the custodian of the Funds’ assets

Distributor	ALPS Distributors, Inc., the distributor of the Funds

AP or Authorized Participant	Certain large institutional investors such as brokers, dealers, banks or other entities that have entered into authorized participant agreements with the Distributor

NYSE Arca	NYSE Arca, Inc., the primary market on which Shares are listed for trading

IIV	The Indicative Intra-Day Value, an appropriate per-Share value based on the Funds’ portfolio

1940 Act	Investment Company Act of 1940

NAV	Net asset value

SAI	Statement of Additional Information

SEC	Securities and Exchange Commission

Secondary Market	A national securities exchange, national securities association or over-the counter trading system where Shares may trade from time to time

Securities Act	Securities Act of 1933

40

IndexIQ ETF Trust

Mailing Address

51 Madison Avenue

New York, New York 10010

newyorklifeinvestments.com/etfs

IndexIQ ETF Trust

PROSPECTUS | [ ], 2021

FOR MORE INFORMATION

If you would like more information about the Trust, the Funds and the Shares, the following documents are available free upon request:

Annual/Semi-annual Report

Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders (once available). In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus). The Fund’s annual and semi-annual reports (when available) and the SAI are available free upon request by calling IndexIQ at 1-888-474-7725. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: newyorklifeinvestments.com/etfs.

To obtain other information and for shareholder inquiries:

By telephone: 1-888-474-7725

By mail: IndexIQ ETF Trust

c/o IndexIQ

51 Madison Avenue,

New York, NY 10010

On the Internet: SEC Edgar database: http://www.sec.gov; or newyorklifeinvestments.com/etfs

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

“New York Life Investments” is both a servicemark, and the common tradename, of certain investment advisors affiliated with New York Life Insurance Company.

IQ® and IndexIQ® a reregistered service marks of New York Life Insurance Company.

The Trust’s investment company registration number is 811-22227.

Subject to Completion

Dated June 24, 2021

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

INDEXIQ ETF TRUST

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

PHONE: (888) 474-7725

AUGUST 28, 2021

This Statement of Additional Information (this “SAI”) is not a prospectus. It should be read in conjunction with and is incorporated by reference into the prospectuses dated August 28, 2021 (the “Prospectuses”) for the IndexIQ ETF Trust (the “Trust”) funds (each, a “Fund” and, collectively, the “Funds”) listed below.

IQ Hedge Multi-Strategy Tracker ETF (QAI)	IQ 50 Percent Hedged FTSE International ETF (HFXI)
IQ Hedge Macro Tracker ETF (MCRO)	IQ Chaikin U.S. Dividend Achievers ETF (CDVA)
IQ Hedge Market Neutral Tracker ETF (QMN)	IQ Chaikin U.S. Large Cap ETF (CLRG)
IQ Hedge Long/Short Tracker ETF (QLS)	IQ Chaikin U.S. Small Cap ETF (CSML)
IQ Hedge Event-Driven Tracker ETF (QED)	IQ 500 International ETF (IQIN)
IQ Real Return ETF (CPI)	IQ 500 ETF (IQUS)
IQ Merger Arbitrage ETF (MNA)	IQ Candriam ESG US Equity ETF (IQSU)
IQ Global Resources ETF (GRES)	IQ Candriam ESG International Equity ETF (IQSI)
IQ U.S. Real Estate Small Cap ETF (ROOF)	IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF (PRHD)

As of the date of this SAI, IQ Chaikin U.S. Dividend Achievers ETF, IQ 500 ETF and IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF have not commenced operations.

The Prospectuses and the Funds’ Annual Reports or Semi-Annual Reports may be obtained without charge by writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by calling (888) 474-7725, or by visiting the Trust’s website at nylinvestments.com/etfs.

Capitalized terms used but not defined herein have the same meaning as in the Prospectuses, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectuses and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. The SAI does not constitute an offer to sell securities.

The following applies to each Fund (except for the IQ 50 Percent Hedged FTSE International ETF and IQ Chaikin Funds (as defined below) and the IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF).

The information contained herein regarding the indexes underlying the Funds (each, an “Underlying Index”, and, collectively, the “Underlying Indexes”) and IndexIQ LLC (“IndexIQ”) was provided by IndexIQ, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

Fund Name	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF (QAI)	IQ Hedge Multi-Strategy Index
IQ Hedge Macro Tracker ETF (MCRO)	IQ Hedge Macro Index
IQ Hedge Market Neutral Tracker ETF (QMN)	IQ Hedge Market Neutral Index
IQ Hedge Long/Short Tracker ETF (QLS)	IQ Hedge Long/Short Index
IQ Hedge Event-Driven Tracker ETF (QED)	IQ Hedge Event-Driven Index
IQ Real Return ETF (CPI)	IQ Real Return Index
IQ Merger Arbitrage ETF (MNA)	IQ Merger Arbitrage Index
IQ Global Resources ETF (GRES)	IQ Global Resources Index
IQ U.S. Real Estate Small Cap ETF (ROOF)	IQ U.S. Real Estate Small Cap Index
IQ 500 International ETF (IQIN)	IQ 500 International Index
IQ 500 ETF (IQUS)	IQ 500 Index
IQ Candriam ESG US Equity ETF (IQSU)	IQ Candriam ESG US Equity Index
IQ Candriam SRI International Equity ETF (IQSI)	IQ Candriam ESG International Equity Index

SHARES OF THE TRUST ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY INDEXIQ. INDEXIQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE TRUST OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF TRADING IN THE PRODUCT(S). INDEXIQ HAS NO OBLIGATION TO TAKE THE NEEDS OF INDEXIQ ADVISORS LLC (IN ITS CAPACITY AS LICENSEE OF THE UNDERLYING INDEXES, THE “LICENSEE”) OR THE OWNERS OF THE SHARES OF THE TRUST INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. INDEXIQ IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE TRUST TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE TRUST ARE TO BE CONVERTED INTO CASH. INDEXIQ HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE TRUST.

INDEXIQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND INDEXIQ SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INDEXIQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. INDEXIQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDEXIQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDEXIQ AND LICENSEE.

CANDRIAM DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE IQ CANDRIAM ESG US EQUITY INDEX AND IQ CANDRIAM ESG INTERNATIONAL EQUITY INDEX OR ANY DATA INCLUDED THEREIN AND CANDRIAM SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. CANDRIAM MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. CANDRIAM MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CANDRIAM HAVE

ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The following applies to the IQ 50 Percent Hedged FTSE International ETF.

The information contained herein regarding the Underlying Indexes and FTSE International Limited (“FTSE”) was provided by FTSE, while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

Fund Name	Underlying Index
IQ 50 Percent Hedged FTSE International ETF (HFXI)	FTSE Developed ex North America 50% Hedged to USD Index

THE IQ 50 PERCENT HEDGED FTSE INTERNATIONAL ETF IS NOT IN ANY WAY SPONSORED, ENDORSED, SOLD, OR PROMOTED BY FTSE OR THE LONDON STOCK EXCHANGE GROUP COMPANIES (“LSEG”) (TOGETHER THE “LICENSOR PARTIES”), AND NONE OF THE LICENSOR PARTIES MAKE ANY CLAIM, PREDICTION, WARRANTY, OR REPRESENTATION WHATSOEVER, EXPRESSLY OR IMPLIEDLY, EITHER AS TO (I) THE RESULTS TO BE OBTAINED FROM THE USE OF THE FTSE DEVELOPED EX NORTH AMERICA 50% HEDGED TO USD INDEX (THE “INDEX”), (II) THE FIGURE AT WHICH THE INDEX IS SAID TO STAND AT ANY PARTICULAR TIME ON ANY PARTICULAR DAY OR OTHERWISE, OR (III) THE SUITABILITY OF THE INDEX FOR THE PURPOSE TO WHICH IT IS BEING PUT IN CONNECTION WITH THE FUND. NONE OF THE LICENSOR PARTIES HAVE PROVIDED OR WILL PROVIDE ANY FINANCIAL OR INVESTMENT ADVICE OR RECOMMENDATION IN RELATION TO THE INDEX TO THE ADVISOR OR TO ITS CLIENTS. THE INDEX IS CALCULATED BY FTSE OR ITS AGENT. NONE OF THE LICENSOR PARTIES SHALL BE (A) LIABLE (WHETHER IN NEGLIGENCE OR OTHERWISE) TO ANY PERSON FOR ANY ERROR IN THE INDEX OR (B) UNDER ANY OBLIGATION TO ADVISE ANY PERSON OF ANY ERROR THEREIN. ALL RIGHTS IN THE INDEX VEST IN FTSE. “FTSE®” IS A TRADEMARK OF LSEG AND IS USED BY FTSE UNDER LICENSE.

The following applies to the IQ Chaikin U.S. Dividend Achievers ETF, IQ Chaikin U.S. Large Cap ETF and IQ Chaikin U.S. Small Cap ETF (each, an “IQ Chaikin Fund” and, collectively, the “IQ Chaikin Funds”).

The information contained herein regarding the Underlying Index and Nasdaq, Inc. (“Nasdaq”) was provided by the Nasdaq, while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

Fund Name	Underlying Index
IQ Chaikin U.S. Dividend Achievers ETF (CDVA)	Nasdaq Chaikin Power US Dividend Achievers Index
IQ Chaikin U.S. Large Cap ETF (CLRG)	Nasdaq Chaikin Power US Large Cap Index
IQ Chaikin U.S. Small Cap ETF (CSML)	Nasdaq Chaikin Power US Small Cap Index

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq Chaikin Power US Dividend Achievers Index, Nasdaq Chaikin Power US Small Cap Index and Nasdaq Chaikin Power US Large Cap Index to track general stock market performance. The Corporations' only relationship to IndexIQ Advisors LLC (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Nasdaq Chaikin Power US Dividend Achievers Index, Nasdaq Chaikin Power US Small Cap Index and Nasdaq Chaikin Power US Large Cap Index which are determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq Chaikin Power US Dividend Achievers Index, Nasdaq Chaikin Power US Small Cap Index and Nasdaq Chaikin Power US Large Cap Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of Nasdaq Chaikin Power US Dividend Achievers Index, Nasdaq Chaikin Power US Small Cap Index and Nasdaq Chaikin Power US Large Cap Index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity from the use of the Nasdaq Chaikin Power US Dividend Achievers Index, Nasdaq Chaikin Power US Small Cap Index and Nasdaq Chaikin Power US Large Cap Index or any data included therein. The

Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.

Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Chaikin, Chaikin Analytics and Chaikin Power Gauge are registered trademarks or service marks of Chaikin Analytics LLC and Chaikin Investments LLC and used under license.

The following applies to the IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF.

The information contained herein regarding the Underlying Index and S&P Opco, LLC (“S&P”) was provided by S&P, while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

The “S&P U.S. Preferred Stock Low Volatility High Dividend Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and IndexIQ ETF Trust LLC, and has been licensed for use by IndexIQ Advisors LLC. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). IndexIQ ETF Trust’s Trademark is a trademark of IndexIQ ETF Trust. The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by IndexIQ Advisors LLC. IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or IndexIQ ETF Trust. Neither S&P Dow Jones Indices nor IndexIQ ETF Trust make any representation or warranty, express or implied, to the owners of the IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF or any member of the public regarding the advisability of investing in securities generally or in IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF particularly or the ability of the S&P U.S. Preferred Stock Low Volatility High Dividend Index to track general market performance. S&P Dow Jones Indices and IndexIQ ETF Trust only relationship to IndexIQ Advisors LLC with respect to the S&P U.S. Preferred Stock Low Volatility High Dividend Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P U.S. Preferred Stock Low Volatility High Dividend Index is determined, composed and calculated by S&P Dow Jones Indices or IndexIQ ETF Trust without regard to IndexIQ Advisors LLC or the IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF. S&P Dow Jones Indices and IndexIQ ETF Trust have no obligation to take the needs of IndexIQ Advisors LLC or the owners of IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF into consideration in determining, composing or calculating the S&P U.S. Preferred Stock Low Volatility High Dividend Index. Neither S&P Dow Jones Indices nor IndexIQ ETF Trust are responsible for and have not participated in the determination of the prices, and amount of IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF or the timing of the issuance or sale of IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF or in the determination or calculation of the equation by which IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices and IndexIQ ETF Trust have no obligation or liability in connection with the administration, marketing or trading of IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF. There is no assurance that investment products based on the S&P U.S. Preferred Stock Low Volatility High Dividend Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR INDEXIQ ETF TRUST GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P U.S. PREFERRED STOCK LOW VOLATILITY HIGH DIVIDEND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND INDEXIQ ETF TRUST SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND INDEXIQ ETF TRUST MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY INDEXIQ ADVISORS LLC, OWNERS OF THE IQ S&P PREFERRED STOCK LOW VOLATILITY HIGH DIVIDEND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P U.S. PREFERRED STOCK LOW VOLATILITY HIGH DIVIDEND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR INDEXIQ ETF TRUST BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND INDEXIQ ADVISORS LLC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on July 1, 2008 and is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of a number of separate investment portfolios, of which 17 are in operation. Each of the IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Chaikin U.S. Dividend Achievers ETF, IQ Chaikin U.S. Large Cap ETF, IQ Chaikin U.S. Small Cap ETF, IQ Candriam ESG US Equity ETF, IQ Candriam ESG International Equity ETF, IQ 500 International ETF, IQ Real Return ETF, IQ 50 Percent Hedged FTSE International ETF and IQ 500 ETF are deemed to be diversified for the purposes of the 1940 Act. Each other Fund is deemed to be non-diversified for the purposes of the 1940 Act. Other portfolios may be added to the Trust in the future. The shares of the Funds are referred to herein as “Shares.” The offering of Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Funds are managed by IndexIQ Advisors LLC (the “Advisor”). The Advisor has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since August 2007 and is a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC.

The Funds offer and issue Shares at net asset value (the “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in the relevant Underlying Indexes (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component. Creation Units are aggregations of 50,000 Shares of a Fund. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

If a Fund presently creates and redeems Shares in-kind, the Trust reserves the right to offer a “cash” option for creations and redemptions of Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Purchase and Redemption of Creation Units” section. In each instance of such cash creations or redemptions, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that a Fund will be able to maintain the listing of its Shares on an Exchange. Each Exchange will consider the suspension of trading and delisting of the Shares of a Fund from listing if (i) a Fund or an Underlying Index does not comply with the Exchange’s continuous listing requirements; or (ii) such other event shall occur or condition exist that, in the opinion of the applicable Exchange, makes further trading on the applicable Exchange inadvisable. Each Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

The Funds’ continued listing on an Exchange or another stock exchange or market system is a condition of the exemptive relief the Funds obtained from the SEC to operate as exchange-traded funds (“ETFs”). Any Fund’s failure to be so listed would result in the termination of the Fund.

As in the case of other stocks traded on an Exchange, brokers’ commissions on transactions will be based on commission rates negotiated by an investor or his or her broker.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. The investment objective of each Fund is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of a particular Underlying Index.

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about each Fund, its policies, and the investment instruments it may hold, is provided below.

The Funds’ share prices will fluctuate with market and economic conditions. The Funds should not be relied upon as a complete investment program.

IndexIQ serves as the index provider to each Fund (except the IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF, the IQ 50 Percent Hedged FTSE International ETF and the IQ Chaikin Funds) and uses a proprietary rules-based methodology (the “Index Methodology”) to construct and maintain the Underlying Index of each such Fund. The Underlying Index to each Fund and the Index Methodology for each Underlying Index, including a list of the component securities of such Underlying Index, can be found on the Trust’s website at nylinvestments.com/etfs.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of each Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund.

For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

As a matter of fundamental policy, each Fund other than the IQ Global Resources ETF and IQ U.S. Real Estate Small Cap ETF may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities). Nonetheless, to the extent the Fund’s Underlying Index is concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Underlying Index Components (as defined below) to track its Underlying Index.

For certain Funds in which the Underlying Index is expected to exceed this 25% limitation, the particular industry or group of industries may be identified in its Prospectus description contained under the caption “Index Description.”

The IQ Global Resources ETF will concentrate in the securities of issuers in the resources-related industries or sectors so identified.

The IQ U.S. Real Estate Small Cap ETF will concentrate in the securities of issuers in the real estate sector and may, to the extent its Underlying Index is so concentrated, be concentrated in the securities of issuers in one or more industries related to the real estate sector.

A Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single ETF, open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

As a matter of fundamental policy, each Fund other than the IQ Enhanced Core Plus Bond ETF, IQ Chaikin U.S. Dividend Achievers ETF, IQ Chaikin U.S. Large Cap ETF, IQ Chaikin U.S. Small Cap ETF, IQ Candriam ESG US Equity ETF, IQ Candriam ESG International Equity ETF, and IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF: A. May not borrow money, except (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

A.	May not make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

B.	May not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

C.	May not purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and other companies that are engaged primarily in real estate-related businesses and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

D.	May not invest in commodities or currencies, except that the Fund may invest in (a) publicly traded commodity pools or (b) financial instruments (such as structured notes, swaps, futures contracts, forward contracts, and options on such contracts) (i) on commodities or currencies, (ii) that represent indices of commodity or currency prices, or (iii) that reflect the return of such indices.

E.	May not issue senior securities to the extent such issuance would violate applicable law.

As a matter of fundamental policy, each of the IQ Chaikin U.S. Dividend Achievers ETF, IQ Chaikin U.S. Large Cap ETF, IQ Chaikin U.S. Small Cap ETF, IQ Candriam ESG US Equity ETF, IQ Candriam ESG International Equity ETF, IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF, IQ 500 International ETF and IQ 500 ETF (except as to any specific Fund otherwise noted below:

A.	May borrow money, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

B.	May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

C.	May act as an underwriter of securities within the meaning of the Securities Act, to the extent permitted under the Securities Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

D.	May purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

E.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

F.	May issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

With respect to each Fund’s fundamental investment restriction A, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

A Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single ETF, open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

Unless otherwise indicated, all of the percentage limitations above and in the investment restrictions recited in the Prospectus apply only at the time of an acquisition or encumbrance of securities or assets of a Fund, except that any borrowing by a Fund that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund’s assets will not be considered a violation of the Fund’s policies or restrictions. “Value” for the purposes of all investment restrictions shall mean the value used in determining a Fund’s NAV.

INVESTMENT STRATEGIES AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Principal Risks”, “Description of the Principal Risks of the Funds” and “Additional Risks”. The discussion below supplements and should be read in conjunction with such sections of each Fund’s Prospectus.

General

Investment in each Fund should be made with an understanding that the value of the portfolio of securities held by such Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

None of the Funds is actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from its respective Underlying Index.

An investment in each Fund should also be made with an understanding that a Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio securities in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended.

IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, and IQ Hedge Event-Driven Tracker ETF

Each Fund is a “fund of funds,” which means each invests, under certain circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index, which includes underlying funds. Each Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology of such Underlying Index. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S. such as exchange-traded commodity pools (“ETVs”) and may include exchange-traded notes (“ETNs”) (such ETFS, ETVs, and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Funds may also invest in futures contracts, swap agreements, forward contracts, reverse repurchase agreements, options on securities, and indices, and other financial instruments (collectively, “Financial Instruments”). The ETPs that constitute each Fund’s investments are collectively referred to as “Underlying ETPs.”

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or "selling short") is a technique used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Underlying Indexes generally are based on the premise that hedge fund returns, when aggregated within similar hedge fund investment styles, display over time significant exposures to a set of common investment strategies and asset classes. By creating indexes that have similar exposures to the same investment strategies and asset classes, IndexIQ seeks to replicate the beta return characteristics of the collective hedge funds within a given hedge fund investment style (a “Strategy”). By attempting to replicate beta return characteristics, IndexIQ is trying to generate total return and volatility results of a broad-based hedge fund Strategy over a 12 to 36-month period of time, and not on a daily basis, that are substantially similar to a given Strategy’s returns as publicly reported by third parties unaffiliated with the Funds or the Advisor.

Under normal circumstances, at least 80% of a Fund’s net assets, plus the amount of any borrowings for investment purposes will be invested in its Underlying Index Components. In determining the Fund's net assets for the purposes of this 80% threshold, accounting practices do not include collateral held under the Fund's securities lending program, as such collateral does not represent a true asset of the relevant Fund. For the IQ Hedge Multi-Strategy Tracker ETF, the IQ Hedge Macro Tracker ETF and the IQ Hedge Market Neutral Tracker ETF, the Underlying Index Components provide exposure to broad asset classes that include but are not limited to U.S. and international equities, U.S. and international government fixed income securities, U.S. corporate credit and high yield bonds, currencies, real estate (as represented by investment in the equity securities of real estate investment trusts (“REITs”)), commodities and the implied volatility of the S&P 500® Index. For the IQ Hedge Long/Short Tracker ETF and the IQ Hedge Event-Driven Tracker ETF, the Underlying Index Components provide exposure to broad asset classes that include but are not limited to: U.S. equities; international equities; emerging market equities; U.S. government fixed-income securities; U.S. mortgage-backed debt; U.S. corporate credit bonds; U.S. convertible debt; and U.S. floating rate bank loans.

In addition, each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, a Fund may hold the underlying portfolio constituents of one or more Underlying ETPs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETPs that are not Underlying Index Components. Furthermore, a Fund may invest in one or more Financial

Instruments. As an example of the use of such Financial Instruments, a Fund may use total return swaps on the indexes on which the Underlying ETPs are based, on the underlying securities or other constituents of such Underlying ETPs, or on the Underlying ETPs themselves, in order to achieve exposures to investment strategies and/or asset class exposures that are similar to those of the Underlying Index.

IQ Real Return ETF, IQ Merger Arbitrage ETF and IQ Global Resources ETF

Each Underlying Index consists of a number of components (the “Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology for such Underlying Index. The IQ Real Return ETF is a “fund of funds” as it invests its assets in the investments included in the Underlying Index, which includes primarily underlying funds. Such Underlying Index Components may include ETFs and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include ETPs. The ETPs that constitute each Fund’s investments are collectively referred to as “Underlying ETPs.”

The IQ Real Return ETF seeks to track an Underlying Index, which in turn seeks to provide investors with a hedge against the U.S. inflation rate by providing a “real return” or a return above the rate of inflation, as represented by the Consumer Price Index (the “CPI”), a leading government measure of inflation in the U.S. economy. The Underlying Index, through allocations to ETFs and ETVs, includes exposures to asset classes whose returns incorporate inflation expectations in an attempt to achieve its investment objective. This is based on the premise that capital market returns tend to be forward looking and anticipate economic developments, including inflation expectations.

The IQ Merger Arbitrage ETF and IQ Global Resources ETF seek to track Underlying Indexes that include primarily non-ETF equities and therefore are not “funds of funds.” Both of the Funds seek to track Underlying Indexes that include U.S. and non-U.S. equity securities. At least 40% of the IQ Global Resources ETF’s assets will be comprised of securities in two or more non-U.S. countries. Under normal circumstances, at least 80% of the Fund’s assets will be comprised of securities of issuers primarily engaged in the resource industry segments.

Under normal circumstances, at least 80% of a Fund’s net assets, plus the amount of any borrowings for investment purposes will be invested in its Underlying Index Components. In determining the Fund’s net assets for the purpose of this 80% threshold, accounting practices do not included collateral held under the Fund’s securities lending program, as such collateral does not represent a true asset of the relevant Fund. In addition, each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, a Fund may hold the underlying portfolio constituents of one or more Underlying ETPs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETPs that are not Underlying Index Components. Furthermore, a Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, a Fund may use total return swaps on the indexes on which the Underlying ETPs are based, on the underlying securities or other constituents of such Underlying ETPs, or on the Underlying ETPs themselves, in order to achieve exposures to investment strategies and/or asset class exposures that are similar to those of the Underlying Index. Alternatively, a Fund may buy or sell futures contracts to replicate exposures to the Underlying Index Components.

IQ U.S. Real Estate Small Cap ETF

The Underlying Index consists of a number of components (the “Underlying Index Components”) selected in accordance with IndexIQ’s rules-based methodology for such Underlying Index. The IQ U.S. Real Estate Small Cap ETF seeks to track its Underlying Index, which in turn seeks to track the overall performance of the small capitalization sector of publicly traded companies in the U.S. real estate investment industry.

Under normal circumstances, at least 80% of a Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in its Underlying Index Components and in depositary receipts based on the securities in its Underlying Index; provided, however, that the Advisor does not expect the IQ U.S. Real Estate Small Cap ETF to invest in depositary receipts. In determining the Fund’s net assets for the purposes of this 80% threshold, accounting practices do not include collateral held under the Fund’s securities lending program, as such collateral does not represent a true asset of the relevant Fund. In addition, each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, there may be instances in which the Advisor may choose to purchase (or sell) securities not in the Underlying Index that the Advisor believes are appropriate to substitute for one or more Underlying Index Components in seeking to replicate, before fees and expenses, the performance of the Underlying Index.

Furthermore, a Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, the Fund may use total return swaps on one or more Underlying Index Components in order to achieve exposures that are similar to those of the Underlying Index.

The Funds will not directly employ leverage in their investment strategies.

Generally, the Underlying Index methodologies may be summarized as noted below.

Liquidity Requirements

To be eligible for inclusion in any of the Fund’s Underlying Indexes, a security must have a three-month average daily trading volume of at least $1 million and minimum monthly volume of 250,000 shares each month over the last six months as of each rebalance date.

Additionally, to be eligible for inclusion in the below listed indexes, a security must meet the indicated liquidity requirements based on minimum average market capitalization for the prior 90 days and as of the rebalance date:

x $150 million for the IQ U.S. Real Estate Small Cap Index.

To be eligible for inclusion in the below listed indexes, a security must meet the indicated maximum average market capitalization for the 90 days prior to the rebalance date:

x Equal to the bottom 10% ranking of Real Estate Companies in the U.S. based on market capitalization for the IQ U.S.

Real Estate Small Cap Index. Reconstitution & Rebalance Frequency

Each Underlying Index will be reconstituted and rebalanced on a quarterly basis.

IQ 500 International ETF and IQ 500 ETF

Under normal circumstances, at least 80% of a Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in its Underlying Index Components. In determining the Fund’s net assets for the purposes of this 80% threshold, accounting practices do not include collateral held under the Fund’s securities lending program, as such collateral does not represent a true asset of the relevant Fund. In addition, each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, there may be instances in which the Advisor may choose to purchase (or sell) securities not in the Underlying Index that the Advisor believes are appropriate to substitute for one or more Underlying Index Components in seeking to replicate, before fees and expenses, the performance of the Underlying Index.

Furthermore, a Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, the Fund may use total return swaps on one or more Underlying Index Components in order to achieve exposures that are similar to those of the Underlying Index.

IQ 500 International ETF

At least 40% of the IQ 500 International ETF’s assets will be comprised of securities in two or more non-U.S. countries.

IQ 50 Percent Hedged FTSE International ETF

Under normal circumstances, at least 80% of a Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in its Underlying Index Components and in depositary receipts based on the securities in its Underlying Index. In determining the Fund’s net assets for the purposes of this 80% threshold, accounting practices do not include collateral held under the Fund’s securities lending program, as such collateral does not represent a true asset of the relevant Fund. In addition, each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, there may be instances in which the Advisor may choose to purchase (or sell) securities not in the Underlying Index that the Advisor believes are appropriate to substitute for one or more Underlying Index Components in seeking to replicate, before fees and expenses, the performance of the Underlying Index.

Furthermore, a Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, the Fund may use total return swaps on one or more Underlying Index Components in order to achieve exposures that are similar to those of the Underlying Index.

IQ Candriam ESG US Equity ETF and IQ Candriam ESG International Equity ETF (collectively, the “IQ Candriam Funds”)

Under normal circumstances, at least 80% of a Fund's net assets, plus the amount of any borrowings for investment purposes will be invested in its Underlying Index Components and in depositary receipts based on the securities in its Underlying Index. In determining the Fund's net assets for the purpose of this 80% threshold, accounting practices do not include collateral held under the Fund's securities lending program, as such collateral does not represent a true asset of the relevant Fund. In addition, each Fund may investment up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, there may be instances in which the Advisor may choose to purchase (or sell) securities not in the Underlying Index that the Advisor believes are appropriate to substitute for one or more Underlying Index Components in seeking to replicate, before fees and expenses, the performance of the Underlying Index.

The Underlying Index is designed to deliver exposure to equity securities of companies meeting environmental, social and corporate governance (ESG) criteria developed by Candriam and weighted using a market capitalization weighting methodology. The ESG security selection process seeks to maintain exposure to all industry sectors of the economy (e.g., financials, industrials, consumer discretionary, consumer staples, materials, health care, energy, utilities and information technology). The ESG selection process analyzes securities comprising approximately 85% of the market capitalization of equity securities domiciled in the United States. The companies with an overall ranking in the top 70% of the eligible universe within each industry sector based on this ESG selection process are included in the Underlying Index, unless a company is excluded as a result of the second step in the ESG security selection process. The second step in the ESG security selection process is an exclusionary screen based on any continued and significant non-compliance with the principals within the United Nation’s Global Compact as well as the exclusion of companies engaged in certain businesses beyond minimum thresholds (e.g., companies that operate in countries with oppressive regimes, that operate in adult content, alcohol, armament, gambling, nuclear, and tobacco sectors, or that utilize animal testing or genetic modification in research and development). As a result of this second step, the companies selected for inclusion in the Underlying Index represent less than 70% of the eligible universe.

IQ Chaikin U.S. Small Cap ETF, IQ Chaikin U.S. Large Cap ETF and IQ Chaikin U.S. Dividend Achievers ETF

Under normal circumstances, at least 80% of a fund’s assets, plus the amount of any borrowings for investment purposes will be invested in its Underlying Index Components sand in depositary receipts based on the securities in its Underlying Index. In determining the Fund’s net assets for the purposes of this 80% threshold, accounting practices do not include collateral held under the Fund’s securities lending program, as such collateral does not represent a true asset of the relevant Fund. In addition, each Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, there may be instances in which the Advisor may choose to purchase (or sell) securities not in the Underlying Index that the Advisor believes are appropriate to substitute for one or more Underlying Index Components in seeking to replicate, before fees and expenses, the performance of the Underlying Index.

In addition, a Fund may invest up to 20% of its net assets in investments not included in its respective Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, a Fund may hold the underlying portfolio constituents of one or more ETPs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETPs that are not Underlying Index Components. Furthermore, a Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, a Fund may use total return swaps on the indices on which ETPs are based, on the underlying securities or other constituents of such ETPs, or on ETPs themselves, in order to achieve exposures to investment strategies and/or asset class exposures that are similar to those of the Underlying Indices.

Furthermore, a Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, the Fund may use total return swaps on one or more Underlying Index Components in order to achieve exposures that are similar to those of the Underlying Index.

IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF

Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes will be invested in its Underlying Index Components. In determining the Fund's net assets for the purposes of this 80% threshold, accounting practices do not include collateral held under the Fund's securities lending program. In addition, the Fund may invest up to 20% of its net assets in investments not included in its Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, there may be instances in which the Advisor may choose to purchase (or sell) securities not in the Underlying Index that the Advisor believes are appropriate to substitute for one or more Underlying Index Components in seeks to replicate, before fees and expenses, the performance of the Underlying Index.

In addition, a Fund may invest up to 20% of its net assets in investments not included in its respective Underlying Index, but which the Advisor believes will help the Fund track its Underlying Index. For example, a Fund may hold the underlying portfolio constituents of one or more ETPs composing its Underlying Index, or a representative sample thereof. A Fund may also purchase ETPs that are not Underlying Index Components. Furthermore, a Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, a Fund may use total return swaps on the indices on which ETPs are based, on the underlying securities or other constituents of such ETPs, or on ETPs themselves, in order to achieve exposures to investment strategies and/or asset class exposures that are similar to those of the Underlying Indices.

Furthermore, a Fund may invest in one or more Financial Instruments. As an example of the use of such Financial Instruments, the Fund may use total return swaps on one or more Underlying Index Components in order to achieve exposures that are similar to those of the Underlying Index.

Collateralized Debt Obligations

Collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws, and therefore less information about them is available than might otherwise be the case if they were registered offerings. In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Funds’ Prospectus, CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Common Stock

Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Contingent Convertible Securities Risk

Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. As with other equity securities, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Declining common stock values therefore also may cause the value of the Funds’ investments to decline. Like a debt security, a convertible security provides a fixed income stream with generally higher yields than those of common stock of the same or similar issuers, which tends to decrease in value when interest rates rise.

Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities.

Debt Securities

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. The value of the debt securities generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, and the maturity of the debt security. Generally, a rise in interest rates will reduce the value of fixed-income securities, and a decline in interest rates will increase the value of fixed-income securities. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

The value of lower-rated debt securities may fluctuate more than the value of higher-rated debt securities. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody's or BBB- or better by S&P or comparable non-rated securities. Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds.

The ratings of fixed-income securities by a nationally recognized statistical rating organization (“NRSRO”) are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category.

Depositary Receipts

Each Fund will normally invest at least 80% of its total assets in the securities of its Underlying Index and in depositary receipts based on the securities in its Underlying Index. Types of depositary receipts in which a Fund may invest include ADRs, EDRs and GDRs. ADRs are receipts that are traded in the U.S. evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted depositary receipt or any depositary receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored. The Fund, however, may invest in unsponsored depositary receipts under certain limited circumstances. A non- sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Emerging Market Countries

A Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa.

The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Further, investment in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Advisor anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S.

Substantially less information may be publicly available about emerging country issuers than is available about issuers in the U.S. Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets.

Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extraconstitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets.

The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments. The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “U.S. Federal Income Taxation.”

Floating and Variable Rate Securities

Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker/dealer to make a Secondary Market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates; a Fund will participate in any declines in interest rates as well.

Floating Rate Loans

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buyouts, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

Floating rate loans generally are subject to extended settlement periods and may require the consent of the borrower and/or agent prior to their sale or assignment.

These factors may impair a Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the LIBOR or the prime rates of large money- center banks. The interest rate on floating rate loans generally reset quarterly. During periods in which short-term rates rapidly increase, the value of floating rate loans may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in the value of such floating rate loans as a result of changes in interest rates.

Foreign Securities

Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. and the legal remedies for investors may be more limited than the remedies available in the U.S.

Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Under normal circumstances, the Fund will invest in foreign securities as may be necessary in order to achieve exposure to the Index Components. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear to offer the opportunity for potential long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to take advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves certain special risks, including those discussed in the Fund’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of their securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the U.S., and the legal remedies for investors may be more limited than the remedies available in the U.S.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Forward Foreign Currency Exchange Contracts.

The Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Index as a part of its principal investment strategy. The Fund may, for example, enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

The Fund may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of the Fund’s commitments with respect to such contracts.

While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.

Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Advisor. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets to equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Fund of Funds Risk

Certain Funds pursue their investment objective by investing primarily in securities of funds included in its Underlying Index. Each such Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETPs in which it invests. An investment in a Fund is subject to the risks associated with the Underlying ETPs that comprise the Underlying Index in which the Fund invests. Each Fund will indirectly pay a proportional share of the asset-based fees of the Underlying ETPs in which it invests. There is a risk that IndexIQ’s evaluations and assumptions regarding the asset classes represented in each Underlying Index may be incorrect based on actual market conditions. In addition, at times the segments of the market represented by the Underlying ETPs within the Underlying Index may be out of favor and underperform other segments. The Funds have adopted a policy that prohibits a Fund from acquiring securities of registered open-end investment companies in reliance on subparagraphs G or F of section 12 of the Investment Company Act of 1940.

Futures Contracts and Options on Futures Contracts

As a part of its principal investment strategy, a Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. A Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other Financial Instruments and indices. The Fund may engage in futures and related option transactions in an attempt to match the returns of the Index Components and the total return of the Index. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular Financial Instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

To the extent the Advisor makes investments on behalf of a Fund that are regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the CEA. The Advisor has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and is therefore not subject to registration as a commodity pool operator under the CEA.

High Yield Securities

Typically, high yield debt securities (sometimes called "junk bonds") are rated below investment grade by one or more of the rating agencies and are generally considered to be speculative. Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The Secondary Market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield/high risk bond. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities. When Secondary Markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events.

Illiquid Securities

Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and the Fund may not be able to dispose of illiquid securities in a timely fashion or at their expected prices. A Fund may not invest more than 15% of its net assets in illiquid securities (calculated at the time of investment).

Index Risk

An Underlying Index may not be successful in replicating the performance of its target strategies. Each Underlying Index is partially based on an assessment of historical data sets. To the extent that data turns out not to be predictive of future event, the return on the Underlying Index may deviate from its objective.

This risk applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF and IQ Hedge Event-Driven Tracker ETF.

There is no assurance that the Strategies that comprise the Underlying Indexes will track hedge fund returns, which, in turn, may adversely affect the Underlying Index’s ability to meet its objectives. While the Strategies consist of multiple liquid Underlying Index Components, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The Underlying Indexes may be exposed to more or less risk than hedge funds as an asset class. To the extent a Fund tracks its Underlying Index, these risks could also apply to an investment in the Fund.

The Strategies and the Underlying Indexes are based entirely on mathematical analysis of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Strategies may deviate from the returns of the hedge fund indexes they are trying to replicate.

IndexIQ does not receive hedge fund holding information but rather uses the monthly returns of the hedge fund data provided by third parties as the basis for estimating the asset class exposures of hedge funds as a group. There is a risk that hedge fund return data provided by third party providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting selection bias, or other biases.

Hedge funds often adjust their investments rapidly in view of market, political, financial or other factors, whereas the composition of the Strategies and the Underlying Indexes is adjusted only on a monthly basis. The potential lag between hedge fund strategy changes and Strategy changes may cause the returns of the Strategies to deviate from the data received from the third party providers.

This risk applies to IQ Real Return ETF.

The Underlying Index is partially based on an assessment of historical data sets related to volatility and returns. To the extent that data turns out not to be predictive of future events, the return of the Underlying Index may deviate from its objective.

This risk applies to IQ Enhanced Core Plus Bond U.S. ETF.

The strategies and the Underlying Indexes are based on mathematical analysis of historical data related to the volatility and returns of various sectors in the fixed income market. To the extent that historical data turns out not to be predictive of future events, the return of the strategies may adversely affect the Underlying Index’s ability to meet its objectives.

Industry Sector Risk

The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Consumer Discretionary Sector Risk

A Fund may invest a significant portion of its assets in companies in the consumer discretionary sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, worldwide demand, competition, consumers’ disposable income levels, propensity to spend and consumer preferences, social trends and marketing campaigns. Companies in the consumer discretionary sector have historically been characterized as relatively cyclical and therefore more volatile in times of change.

Consumer Goods Risk

The consumer goods industry includes companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.

Consumer Services Risk

The success of consumer product manufacturers and retailers (including food and drug retailers, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer service providers.

Energy Sector Risk

A Fund may invest a significant portion of its assets in companies in the energy sector. Companies in the energy sector are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will have a significant impact on the performance of these companies and securities of companies in the energy field are subject to swift price fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Financial Sector Risk

A Fund may invest a significant portion of its assets in companies in the consumer financial sector. Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage.

Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

In recent years, the financial sector has been subject to increased scrutiny by international regulators and future regulations could be imposed that would have an adverse economic impact on financial companies.

Health Care Sector Risk

Companies in the health care sector are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Industrials Sector Risk

The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.

Materials Sector Risk

Companies in the materials sector may be significantly affected by commodity prices, exchange rates, government regulation, the economic cycle and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Lending of Portfolio Securities

The Funds may lend portfolio securities constituting up to 33 1/3% of each Fund’s total assets (as permitted by the 1940 Act). Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers, pursuant to agreements requiring the loans to be continuously secured by collateral in cash, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, irrevocable bank letters of credit (upon consent of the Board) or any combination thereof, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in liquid, short-term investments approved by the Investment Advisor.

Investing the collateral subjects the Funds to risks, and each Fund will be responsible for any loss that may result from its investment of the borrowed collateral. The Funds will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of a loan, the respective

Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. These events could also trigger adverse tax consequences for a Fund.

The Funds will generally not have the right to vote securities during the existence of the loan, but the Advisor may call the loan to exercise such Fund’s voting or consent rights on material matters affecting the Fund’s investment in such loaned securities. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially.

Loans will be made only to firms deemed creditworthy, and when the consideration which can be earned from securities loans is deemed to justify the attendant risk. The creditworthiness of a borrower will be considered in determining whether to lend portfolio securities and will be monitored during the period of the loan. It is intended that the value of securities loaned by each Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or the Prospectus regarding investing in fixed-income securities and cash equivalents.

Long/Short Risk

Certain Funds seek long exposure to certain securities and may seek short exposure to certain other securities. There is no guarantee that the returns on the Fund's long or short positions will produce high, or even positive, returns and the Fund could lose money if either or both the Fund's long and short positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage. As a result, such investments may give rise to losses that exceed the amount invested in those assets.

Money Market Instruments

Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis rather than in Underlying Index Components, when it would be more efficient or less expensive for the Fund to do so, or as collateral for Financial Instruments, for liquidity purposes, or to earn interest. The instruments in which each Fund may invest include: (1) short- term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper; (4) repurchase agreements; and (5) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Mortgage Related and Other Asset-Backed Securities

Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others.

Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (“mortgage passthrough securities”).

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, the creditworthiness of the parties involved and the value of real property or other collateral underlying the mortgage-related security. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage- backed securities, issued by private institutions, is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called ”subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans.

Risk of Investing in Developing Countries

Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.

Risk of Investing in Large-Capitalization Companies

Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large-capitalization companies has trailed the performance of overall markets.

Risk of Investing in Small-Capitalization Companies

Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large- capitalization or mid-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization or mid-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of large-capitalization companies and are more susceptible to adverse developments concerning their products.

Risk of Investing in Mid-Capitalization Companies

Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, therefore impacting the value of the Fund’s investment in mid-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Risk of Preferred Stock

A Fund that invests in preferred stock may be exposed to certain risks not typically encountered by investing in common stock. Many preferred stocks pay dividends at a fixed rate, therefore, a preferred stock’s market price may be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks can be sensitive to changes in the value of the issuer’s common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a fund that invested in the preferred stock.

Risk of Investing in the U.S.

Certain Funds may have significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations, tariffs or the threat of tariffs, and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

Short Sales Risk

Certain Funds may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own to obtain an inverse exposure to that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the applicable Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) identify cash or liquid assets at such a level that such assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be ”bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Total Return Swaps

Total return swaps give each Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, a Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty.

The Funds may use total return swaps to replicate an Underlying Index Component’s performance. These total return swaps would reference the performance of an security that is an Underlying Index Component or a ETF, ETN or ETV (each an “exchange-traded issuer”) that is an Underlying Index Component, an index on which such an exchange-traded issuer is based, or one or more of the portfolio constituents of such exchange-traded issuer.

Total return swaps are considered illiquid by the Funds. Consequently, each Fund will segregate liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. This segregation of assets may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

All counterparties are subject to pre-approval by the Board. The Board’s pre-approval is based on the creditworthiness of each potential swap counterparty. In addition, the Advisor will monitor and manage the counterparty risk posed by the counterparties and take actions as necessary to decrease counterparty risk to a Fund by, among other things, reducing swap exposures to certain counterparties and/or seeking alternate or additional counterparties.

The number of counterparties may vary over time. During periods of credit market turmoil or when the aggregate swap notional amount needed by a Fund is relatively small given the level of the Fund’s net assets, the Fund may have only one or a few counterparties. In such circumstances, a Fund will be exposed to greater counterparty risk. Moreover, a Fund may be unable to enter into any total return swap on terms that make economic sense (e.g., they may be too costly). To the extent that the Fund is unable to enter into any total return swaps, it may not be able to meet its investment objective. If the Fund is unable to enter into total return swaps, it may engage in other types of derivative transactions, although the added costs, higher asset segregation requirements and lower correlation to Underlying Index Component performance of these other derivatives may adversely affect a Fund’s ability to meet its investment objective.

Tracking Error Risk

A Fund’s performance may not match its respective Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to the risk that the strategies used by the Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund expenses, which the Underlying Index does not incur. For example, a Fund may not be able to invest in certain securities included in its Underlying Index due to restrictions or limitations imposed, by or a lack of liquidity in, certain countries and stock exchanges in which such securities trade, or may be delayed in purchasing or selling securities included in the Underlying Index. To the extent a Fund intends to engage principally in cash transactions for the creation and redemption of Shares, such practice will affect the Fund’s ability to match the return of its Underlying Index. In addition, tracking error may be created by the use of underlying ETFs or derivative instruments to track Underlying Index Components. In addition, tracking error may occur because of differences in timing of the accrual or the valuation of dividends or interest or tax gains or losses.

To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing price on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected. To the extent that the value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates selected by the Advisor that differ from the exchange rates selected by the index provider for use in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely impacted. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index due to restrictions or limitations imposed by or a lack of liquidity in certain countries and stock exchanges in which such securities trade or may be delayed in purchasing or selling securities included in the Underlying Index. In addition, if the Fund utilizes depositary receipts and/or derivative instruments, its return may not correlate as well with the Underlying Index as would be the case if the Fund purchased all the securities in the Underlying Index directly.

Cyber Security and Disruptions in Operations

With the increasing use of the Internet and technology in connection with the Funds' operations, the Funds have become more susceptible to greater operational and information security risks resulting through breaches in cyber security. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Funds’ systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted. Cyber security breaches may also occur in a manner that does not required gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Funds’ system. A cyber security breach may cause disruptions and impact the Funds’ business operations, which could potentially result in financial losses, inability to determine a Fund’s NAV impediments to trading, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, compliance and other costs. The Funds and their shareholders could be negatively impacted as a result. Further, substantial costs may be incurred in order to prevent future cyber incidents.

The Funds and their shareholders could be negatively impacted as a result. Further, substantial cost may be incurred in order to prevent future cyber incidents. In addition, because the Funds work closely with third-party service providers (e.g., custodians), indirect cyber security breaches at such third-party service providers may subject a Fund's shareholders to the same risks associated with direct cyber security breaches. Further, indirect cyber security breaches at an issuer of securities in which the Funds invest may similarly negatively impact a Fund's shareholders because of a decrease in the value of these securities.

While the Funds have established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since the Funds do not control the cyber security systems of issuers or third-party service providers. The Funds and their respective shareholders could be negatively impacted as a result.

Liquidation of a Fund

The Board may determine to close and liquidate a Fund at any time, which may have adverse consequences for shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her Shares of the Fund. A shareholder of a liquidating Fund will be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

MANAGEMENT

Board Responsibilities. The business of the Trust is managed under the direction of the Board. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust, such as the Advisor, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the investment portfolio. Additionally, the Advisor provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Advisor and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board receives detailed information from the Advisor. Among other things, the Board regularly considers the Advisor’s adherence to each Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures, and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Funds, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Advisor and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage the Funds’ “liquidity risk” (defined by the SEC as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Liquidity Program is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of IndexIQ Advisors as the Liquidity Program’s Administrator. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program’s Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board also benefits from other risk management resources and functions within New York Life, such as its risk management personnel and internal auditor department. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve each Fund’s investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Members of the Board and Officers of the Trust. Set forth below are the names, years of birth, position with the Trust, term of office, portfolios supervised and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

Reena Aggarwal, an Independent Trustee, is Chair of the Board of Trustees. Three of the Trustees, Reena Aggarwal, Michael Pignataro and Paul Schaeffer, and their immediate family members have no affiliation or business connection with the Advisor or the Funds’ principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Advisor or the Funds’ principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.” Kirk Lehneis (the “Interested Trustee”) is an interested person of the Trust as that term is defined under Section 2(a) (19) of the 1940 Act because of his affiliation with the Advisor.

There is an Audit Committee and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board- approved charter. There is a Valuation Committee, which is comprised of the Independent Trustees and representatives of the Advisor to take action in connection with the valuation of portfolio securities held by a Fund in accordance with the Board-approved Valuation Procedures. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Funds, the number of portfolios overseen by the Board and the total number of trustees on the Board.

Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years

Reena Aggarwal, 1957	Trustee Chair	Since August 2008 Since January 2018	Vice Provost of Faculty (2016 to present), Georgetown University, Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University (2000 to present); Director, Georgetown Center for Financial Markets and Policy (2010 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to 2014).	20

FBR & Co. (investment banking) (2011 to 2017); Cohen & Steers (asset management) (2017 to present);

Director, Brightwood Capital Advisors, L.P. (private equity investment) (2013 to present); Nuveen Churchill BDC (2019 to present).).

Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	20	The New Ireland Fund, Inc. (closed-end fund) (2015 to present).
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	20	Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to present); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (non-profit) (2019 to present).
Interest Trustee
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years

Kirk C. Lehneis, 1974(4)	Trustee, President and Principal	Since January 2018	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since 2017).	20	None.
Officers
Names and Year of Birth(1)	Position(s) Held with Trust		Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Jonathan Zimmerman, 1982	Executive Vice President		Since April 2018	Chief Operating Officer, IndexIQ Advisors (2018 to present); Managing Director, New York Life Investments LLC (2018 to present); Director, New York Life Investment Management LLC (2015 to 2018); Vice President, Morgan Stanley (2007 to 2015).
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer		Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).

Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015	Secretary and Chief Legal Officer, IndexIQ Advisors, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).
Kevin M. Bopp, 1969	Chief Compliance Officer	Since June 2021	Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2021); Head of Investments Compliance, New York Life Investments (since 2019); Chief Compliance Officer, IndexIQ Advisors (since 2017); Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (2017 to 2019) Vice President and Chief Compliance Officer, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (2014 to 2019).

(1)	The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)	Trustees and Officers serve until their successors are duly elected and qualified.

(3)	The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person the Advisor.

(4)	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

The Board met ___ times during the fiscal year ended April 30, 2021.

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the each funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. All of the Independent Trustees serve on the Trust’s Audit Committee. During the fiscal year ended April 30, 2021, the Audit Committee met ___ times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the IndexIQ ETF Trust Nominating Committee. During the fiscal year ended April 30, 2021, the Nominating Committee met ___ time.

Valuation Committee. The Valuation Committee shall oversee the implementation of the Trust’s Valuation Procedures. The Valuation Committee shall make fair value determinations on behalf of the Board as specified in the Valuation Procedures. The Valuation Committee has appointed the Advisor Fair Valuation Committee to deal in the first instance with questions that arise or cannot be resolved under the Valuation Procedures. All of the Independent Trustees serve on the Trust’s Valuation Committee. During the fiscal year ended April 30, 2021, the Valuation Committee met ___ times.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of each funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Ms. Aggarwal should serve as trustee of the Trust and as an audit committee financial expert because of the experience she has gained as a professor of finance, deputy dean at Georgetown University’s McDonough School of Business and Director of the Georgetown Center for Financial Markets and Policy, her service as trustee for another mutual fund family, the experience she has gained serving as trustee of the Trust since 2008 and her general expertise with respect to financial matters and accounting principles.

The Trust has concluded that Mr. Pignataro should serve as trustee of the Trust and as an audit committee financial expert because of the experience he has gained as a businessman and, in particular, his prior service in the financial services industry as a Director of Credit Suisse Asset Management and Chief Financial Officer of the Credit Suisse Funds.

The Trust has concluded that Mr. Schaeffer should serve as trustee of the Trust because of his experience in the financial services industry, including his experience as a director of and service provider to investment companies.

The Trust has concluded that Mr. Lehneis should serve as trustee of the Trust because of the experience he has gained as President of the MainStay Funds, Chief Operating Officer of New York Life Investment Management LLC and President of IndexIQ Advisors, his knowledge of and experience in the financial services industry and the experience he has gained serving as Chairman of the Board of New York Life Investment Management LLC since 2017.

Trustee Ownership of Shares

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2020. As of the December 31, 2020, IQ Chaikin U.S. Dividend Achievers ETF, IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF and IQ 500 ETF have not yet commenced operations.

Name of Trustee	Fund Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies(1)
Reena Aggarwal
Michael Pignataro
Paul Schaeffer
Kirk Lehneis(2)

(1)	The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the funds of IndexIQ Active ETF Trust.

(2)	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Board Compensation

Each Independent Trustee receives from the Fund Complex, either directly or indirectly, an annual retainer of $46,000. In addition, as the Chair of the Board, Ms. Aggarwal receives an annual stipend of $35,000; as Audit Committee chair, Mr. Pignataro receives an annual stipend of $10,000; and as Valuation Committee chair, Mr. Schaeffer receives an annual stipend of $10,000. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings. The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal year ended April 30, 2021:

Name and Position	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)
Reena Aggarwal, Trustee	N/A	N/A
Michael Pignataro, Trustee	N/A	N/A
Paul Schaeffer, Trustee	N/A	N/A
Kirk C. Lehneis, Trustee, President and Principal Executive Officer (2)	None	None

(1)	The fund complex includes all operational open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s funds and the funds of and IndexIQ Active ETF Trust.

(2)	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Code of Ethics

The Trust, its Advisor and principal underwriter have each adopted a code ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this Statement of Additional Information. The Board will periodically review each Fund’s proxy voting record.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX will be available at no charge upon request by calling 1-888-474-7725. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (“DTC Participants”), as of July 31, 2021 the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below. As of the date of this SAI, IQ Chaikin U.S. Dividend Achievers ETF, IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF and IQ 500 ETF have not yet commenced operations and information is not presented for such Funds.

Fund Name	DTC Participants	Percentage of Ownership (rounded to the nearest whole percentage)
IQ Hedge Multi-Strategy Tracker ETF	Morgan Stanley Smith Barney LLC 1300 Thames St. 6th Floor Baltimore, MD 21231
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310
Raymond James & Associates, Inc. 880 Carillon Parkway Saint Petersburg, FL 33716
IQ Hedge Macro Tracker ETF	Bank of America 200 North College Street Charlotte, NC 28255
Stifel Nicolaus & Company, Incorporated 501 North Broadway St. Louis, Missouri 63102
Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310
BNP Paribas AXA Equitable Bldg. 787 7th Ave. New York, NY 10019
IQ Hedge Market Neutral Tracker ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215
TD Ameritrade 1005 North Ameritrade Place Bellevue, NE 68005-4245

US Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212
Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246
IQ Hedge Long/Short Tracker ETF	The Bank of New York Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259
Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246
The Northern Trust Company 801 S. Canal St. Attn: Capital Structures C1N Chicago, IL 60607
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177
IQ Hedge Event-Driven Tracker ETF	The Bank of NY Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259
Bank of America 200 North College Street Charlotte, NC 28255
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177
Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246
IQ Real Return ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215
IQ Merger Arbitrage ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215
TD Ameritrade 4700 Alliance Gateway Freeway Fort Worth, TX 76177
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310
American Enterprise Investment Services Inc. 901 Third Ave. South Minneapolis, MN 55474
The Northern Trust Company 801 S. Canal St. Attn: Capital Structures C1N Chicago, IL 60607
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, MD 21231
Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246
IQ Global Resources ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 4804 Deerlake Dr. E. Jacksonville, FL 32246
Wells Clearing, LLC 2801 Market Street St. Louis, MO 63103

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310
R. W. Baird & Co. Incorporated 777 E. Wisconsin Ave. Milwaukee, WI 53202
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215
Pershing LLC One Pershing Plaza Jersey City, NJ 07399
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, MD 21231
IQ 50 Percent Hedged FTSE International ETF	State Street Bank & Trust Co. 1776 Heritage Dr. North Quincy, MA 02171
Morgan Stanley Smith Barney LLC 1300 Thames St 6th Floor Baltimore, MD 21231
Merrill Lynch, Pierce, Fenner & Smith Inc 4804 Deerlake Dr. E. Jacksonville, FL 32246
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215
UBS Financial Services 1000 Harbour Blvd. Weehawken, NJ 07086
IQ Chaikin U.S. Large Cap ETF	State Street Bank & Trust Co. 1776 Heritage Dr. North Quincy, MA 02171P
IQ Chaikin U.S. Small Cap ETF	State Street Bank & Trust Co. 1776 Heritage Dr. North Quincy, MA 02171P
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310
IQ 500 International ETF	State Street Bank & Trust Co. 1776 Heritage Dr. North Quincy, MA 02171
IQ Candriam ESG US Equity ETF	State Street Bank & Trust Co. 1776 Heritage Dr. North Quincy, MA 02171
IQ Candriam ESG International Equity ETF	State Street Bank & Trust Co. 1776 Heritage Dr. North Quincy, MA 02171
The Bank of NY Mellon 535 William Penn Place Suite 153-0400 Pittsburgh, PA 15259

The Advisor is an affiliate and subsidiary of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance& Annuity Corporation (“NYLife”). As of July 31, 2021, NYLIM and NYLife were not known to own beneficially greater than 5% of the Shares of any Fund except as set forth below. NYLIM and NYLife own Shares of the Funds on their own behalf or on behalf of funds or accounts managed by NYLIM or NYLife.

New York Life Investment Management LLC
Fund Name	Percentage of Ownership (rounded to the nearest whole percentage)
IQ 500 International ETF
IQ 50 Percent Hedged FTSE International ETF
IQ Chaikin U.S. Small Cap ETF
IQ Chaikin U.S. Large Cap ETF
IQ Candriam ESG International Equity ETF
IQ Candriam ESG US Equity ETF

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

Investment Advisor

IndexIQ Advisors LLC, the Advisor, serves as investment advisor to the Funds and has overall responsibility for the general management and administration of the Trust, pursuant to the Investment Advisory Agreement between the Trust and the Advisor (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor, subject to the supervision of the Board, provides an investment program for each Fund and is responsible for the investment of the Fund’s assets in conformity with the stated investment objective and principal investment policies of each Fund. The Advisor is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each of the Funds. The Advisor also arranges for the provision of distribution, transfer agency, custody, administration and all other services necessary for the Funds to operate.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Fund. The Advisor and the Fund have obtained an exemptive order (the “Order”) from the SEC permitting the Advisor, on behalf of the Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. The Fund will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The Fund’s sole shareholder has approved the use of the Order.

The Advisory Agreement will remain in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Funds’ outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds on 60 days’ written notice to the Advisor or by the Advisor on 60 days’ written notice to the Trust.

Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, payable monthly in arrears, at the annual rate for each of the Funds based on a percentage of each Fund’s average daily net assets as follows:

Fund Name	Management Fee
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Hedge Market Neutral Tracker ETF	0.75%
IQ Hedge Long/Short Tracker ETF	0.75%
IQ Hedge Event-Driven Tracker ETF	0.75%
IQ Real Return ETF	0.48%
IQ Merger Arbitrage ETF	0.75%
IQ Global Resources ETF	0.75%
IQ U.S. Real Estate Small Cap ETF	0.69%
IQ 50 Percent Hedged FTSE International ETF	0.35%
IQ Chaikin U.S. Dividend Achievers ETF	0.35%
IQ Chaikin U.S. Large Cap ETF	0.25%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%
IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF	0.35%
IQ 500 International ETF	0.25%
IQ 500 ETF	0.20%

In consideration of the fees paid with respect to the Funds, the Advisor has agreed to pay all expenses of the Trust, except (i) brokerage and other transaction expenses, including taxes; (ii) extraordinary legal fees or expenses, such as those for litigation or arbitration; (iii) compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (vi) the advisory fee payable to the Advisor hereunder.

In addition to providing advisory services under the Advisory Agreement, the Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Funds’ records; and (v) provides office space and all necessary office equipment and services.

For the last three fiscal years ended April 30, advisory fees paid to the Advisor were as follows:

Fund Name	Commencement of Operations	Fees Paid to the Advisor for the Fiscal Year Ended 2019	Fees Paid to the Advisor for the Fiscal Year Ended 2020	Fees Paid to the Advisor for the Fiscal Year Ended 2021
IQ Hedge Multi-Strategy Tracker ETF	3/25/09	$8,587,212	$6,283,817
IQ Hedge Macro Tracker ETF	6/9/09	$47,173	$35,558
IQ Hedge Market Neutral Tracker ETF	10/4/12	$104,012	$111,287
IQ Hedge Long/Short Tracker ETF	03/24/15	$50,223	$53,170
IQ Hedge Event-Driven Tracker ETF	03/24/15	$24,917	$43,345
IQ Real Return ETF	10/27/09	$253,347	$264,346
IQ Global Resources ETF	10/27/09	$1,663,902	$832,807
IQ Merger Arbitrage ETF	11/17/09	$5,468,960	$6,882,342
IQ U.S. Real Estate Small Cap ETF	6/14/11	$542,471	$432,887
IQ 50 Percent Hedged FTSE International ETF	7/22/15	$1,576,189	$917,703
IQ Enhanced Core Plus Bond U.S. ETF	5/10/16	$572,525	$270,783
IQ Chaikin U.S. Small Cap ETF	5/16/17	$1,545,749	$733,348
IQ Chaikin U.S. Large Cap ETF	12/13/17	$912,282	$649,586
IQ 500 International ETF	12/13/18	$57,555	$374,289
IQ Candriam ESG US Equity ETF	12/17/19	N/A	$2,134
IQ Candriam ESG International Equity ETF	12/17/19	N/A	$6,699

As of the date of this SAI, IQ Chaikin U.S. Dividend Achievers ETF, IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF and IQ 500 ETF have not commenced operations and, therefore, have not yet incurred any advisory fees under the Advisory Agreement.

Fee Waiver Agreement

The Advisor has entered into a Fee Waiver Agreement with certain Funds under which it has contractually agreed to waive a portion of its management fee equal a percentage of the average daily net assets of such Funds until ___________, as follows:

Fund Name	Management Fee Waiver
IQ Hedge Multi-Strategy Tracker ETF	0.22%
IQ Hedge Macro Tracker ETF	0.35%
IQ Hedge Market Neutral Tracker ETF	0.35%
IQ Hedge Event-Driven Tracker ETF	0.35%
IQ Real Return ETF	0.28%
IQ Hedge Long/Short Tracker ETF	0.35%
IQ Enhanced Core Plus Bond U.S. ETF	0.05%

The Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

Expense Limitation Agreement

The Advisor has entered into an Expense Limitation Agreement (“Expense Limitation Agreement”) with certain Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds in an amount that limits "Total Annual Fund Operating Expenses" (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividends, interest and brokerage expenses paid on short sales, acquired und fees and expenses, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than the percentage of the average daily net assets of such Funds until ___________ as follows:

Fund Name	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
IQ 50 Percent Hedged FTSE International ETF	0.20%
IQ Chaikin U.S. Dividend Achievers ETF	0.35%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ Chaikin U.S. Large Cap ETF	0.25%
IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF	0.35%
IQ 500 International ETF	0.25%
IQ 500 ETF	0.20%
IQ Candriam ESG US Equity ETF	0.09%
IQ Candriam ESG International Equity ETF	0.15%

For the last three fiscal years ended April 30, the Advisor waived fees and reimbursed expenses as follows:

Fund Name	Commencement of Operations	Fees Waived/ Expenses Reimbursed 2019	Fees Waived/ Expenses Reimbursed 2020	Fees Waived/ Expenses Reimbursed 2021
IQ Hedge Multi-Strategy Tracker ETF	3/24/09	$2,522,422	$1,843,444
IQ Real Return ETF	10/27/09	$62,966	$154,202
IQ Enhanced Core Plus Bond U.S. ETF	5/10/16	$115,208	$54,154
IQ Chaikin U.S. Large Cap ETF	12/13/17	$33,909	$28,673
IQ Chaikin U.S. Small Cap ETF	5/16/17	$41,982	$22.718
IQ 50 Percent Hedged FTSE International ETF	7/22/15	$716,212	$426,263
IQ 500 International ETF	12/13/18	$2,515	$17,185
IQ Candriam ESG US Equity ETF	12/17/19	N/A	$399
IQ Candriam ESG International Equity ETF	12/17/19	N/A	$597

The Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year, provided such continuance is approved by the Board on behalf of the Funds. The terms of the Expense Limitation Agreements may be revised upon renewal. The Board may terminate the Expense Limitation Agreements at any time. The Advisor may also terminate the Expense Limitation Agreements at the end of the then-current term upon not less than 90 days’ notice to the Trust.

Portfolio Managers

The Advisor utilizes a team of investment professionals acting together to manage the assets of the Funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Funds’ portfolios are Greg Barrato and James Harrison.

Greg Barrato joined the Advisor as Vice President in November 2010 and has been Senior Vice President of the Advisor since August 2013 and portfolio manager of the Funds since February 2011. Prior to joining the Advisor, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a graduate of the University of Connecticut.

James Harrison has been a member of the portfolio management team of the Advisor since 2015 and has been a Vice President of the Advisor since June 2018. Prior to joining the Advisor, Mr. Harrison served as a New York Stock Exchange member Floor Broker and Equity Sales Trader for Cuttone and Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

Other Accounts Managed

The following tables provide additional information about other portfolios or accounts managed by the Funds’ portfolio managers as of April 30, 2021.

Total number of other accounts managed by the portfolio managers within each category below and the total assets in the accounts managed within each category below.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($mm)	Total Assets ($mm)	Number of Accounts	Total Assets ($m)	Number of Accounts
Greg Barrato
James Harrison

Material Conflicts of Interest.

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio managers’ bonus and there is no formula that is applied to weight the factors listed (see “Compensation for the Portfolio Managers”). In addition, current trading practices do not allow the Subadvisors to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolios’ rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Compensation for the Portfolio Managers

The portfolio managers receive a base pay and an annual bonus incentive based on performance against individual and organizational unit objectives, as well as overall Advisor results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who obtain results consistent with the objectives of the products under the individual’s management. In addition, these employees also participate in a long-term incentive program. The long-term incentive plan is eligible to senior level employees and is designed to reward profitable growth in company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

Ownership of Securities

The portfolio managers do not own Shares of the Funds.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent

The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ administrator, custodian, transfer agent and securities lending agent. BNY Mellon’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services.

BNY Mellon supervises the overall administration of the Trust and the Funds, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BNY Mellon provides persons satisfactory to the Board to serve as officers of the Trust.

BNY Mellon is the principal operating subsidiary of The Bank of New York Mellon Corporation.

BNY Mellon serves as custodian of the Funds’ assets (the “Custodian”). Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and the Funds, keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Funds. Under the Custody Agreement, BNY Mellon is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S.

The Custodian has agreed to (1) make receipts and disbursements of money on behalf of the Funds; (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to each Fund concerning the Funds’ operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. The Advisor pays the Custodian fees out of the Advisor’s unified management fee.

BNY Mellon serves as transfer agent and dividend paying agent for the Funds (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem Shares of the Funds; (2) make dividend and other distributions to shareholders of the Funds; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Funds. The Advisor pays the Transfer Agent out of the Advisor’s unified management fee.

As compensation for the foregoing services, BNY Mellon receives certain out of pocket costs, transaction fees and asset based fees, which are accrued daily and paid monthly by the Trust.

The Advisor paid BNY Mellon the following amounts for the last three fiscal years ended April 30 for the foregoing services:

Fund Name	Commencement of Operations	Administration, Custody and Transfer Agency Fees for Fiscal Year Ended 2019	Administration, Custody and Transfer Agency Fees for Fiscal Year Ended 2020	Administration, Custody and Transfer Agency Fees for Fiscal Year Ended 2021
IQ Hedge Multi-Strategy Tracker ETF	3/25/09	$443,553	$311,350
IQ Hedge Macro Tracker ETF	6/9/09	$17,942	$18,510
IQ Hedge Market Neutral Tracker ETF	10/4/12	$19,033	$22.075
IQ Hedge Long/Short Tracker ETF	3/24/15	$13,789	$16,563
IQ Hedge Event-Driven Tracker ETF	03/24/15	$11,382	$13,961
IQ Real Return ETF	10/27/09	$29,422	$37,559
IQ Enhanced Core Plus Bond U.S. ETF	5/10/16	$98,840	$57,720
IQ Merger Arbitrage ETF	11/17/09	$281,278	$411,118
IQ Global Resources ETF	10/27/09	$179,867	$119,680
IQ U.S. Real Estate Small Cap ETF	6/14/11	$46,856	$49,002
IQ Chaikin U.S. Large Cap ETF	12/13/17	$144,346	$105,170
IQ Chaikin U.S. Small Cap ETF	5/16/2017	$200,889	$114.144
IQ 50 Percent Hedged FTSE International ETF	7/22/15	$460,485	$320,690
IQ 500 International ETF	12/13/18	$21,728	$154,579
IQ Candriam ESG US Equity ETF	12/17/19	N/A	$9,957
IQ Candriam ESG International Equity ETF	12/17/19	N/A	$25,372

As of the date of this SAI, the IQ Chaikin U.S. Dividend Achievers ETF, IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF and IQ 500 ETF have not commenced operations and, therefore, have not yet paid any administration fees.

Securities Lending

BNY Mellon also serves as the Trust’s securities lending agent pursuant to a Securities Lending Authorization Agreement. As compensation for providing securities lending services, BNY Mellon receives a portion of the income earned by the Fund on collateral investments in connection with the lending program.

The dollar amounts of income and fees and compensation paid to all service providers related to those Funds that participated in securities lending activities during the most recent fiscal year were as follows:

IQ Hedge
			IQ Hedge		IQ Hedge				Event
	IQ Hedge		Macro		Market		IQ Hedge		Driven
	Multi-Strategy		Tracker		Neutral		Long/Short		Tracker
Fund Name	Tracker ETF		ETF		Tracker ETF		Tracker ETF		ETF
Gross Income[1]	$		$		$		$		$
Revenue Split[2]	$		$		$		$		$
Cash Collateral Management Fees		-		-		-		-	-
Administrative Fees		-		-		-		-	-
Indemnification Fees		-		-		-		-	-
Net Rebate Paid / Received	$		$		$		$		$
Other Fees		-		-		-		-	-
Aggregate Fees for Securities Lending Activities			$		$		$		$
Net Income from Securities Lending Activities			$		$		$		$

IQ U.S. Real
				IQ Enhanced		IQ Merger				Estate Small
		IQ Real		Core Plus		Arbitrage		IQ Global		Cap
Fund Name		Return ETF		Bond U.S ETF		ETF		Resources ETF		ETF
Gross Income[1]	$		$		$		$		$
Revenue Split[2]	$		$		$		$		$
Cash Collateral Management Fees		-		-		-		-		-
Administrative Fees		-		-		-		-		-
Indemnification Fees		-		-		-		-		-
Net Rebate Paid / Received	$		$		$		$		$
Other Fees		-		-		-		-		-
Aggregate Fees for Securities Lending Activities	$		$		$		$		$
Net Income from Securities Lending Activities	$		$		$		$		$

IQ 50
		Percent Hedged IQ Candriam		IQ Chaikin IQ 500 FTSE ESG IQ Candriam U.S.
		International		International		International		ESG US Equity		Large Cap
Fund Name		ETF		ETF		Equity ETF		ETF		ETF
Gross Income[1]	$		$		$		$		$
Revenue Split[2]	$		$		$		$		$
Cash Collateral Management Fees		-		-		-		-		-
Administrative Fees		-		-		-		-		-
Indemnification Fees		-		-		-		-		-
Net Rebate Paid / Received	$		$		$		$		$
Other Fees		-		-		-		-		-
Aggregate Fees for Securities Lending Activities	$		$		$		$		$
Net Income from Securities Lending Activities	$		$		$		$		$

Fund Name		IQ Chaikin U.S. Small Cap ETF
Gross Income[1]	$
Revenue Split[2]	$
Cash Collateral Management Fees		-
Administrative Fees
Indemnification Fees		-
Net Rebate Paid / Received	$
Other Fees		-
Aggregate Fees for Securities Lending Activities	$
Net Income from Securities Lending Activities	$

[1]	Gross income includes income from cash collateral reinvestment.

[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to BNYM.

Pursuant to an agreement between the Trust, on behalf of the Funds, and BNY Mellon, the Funds may lend their portfolio securities to certain qualified borrowers. As securities lending agent for the Funds, BNY Mellon administers the Funds’ securities lending program. The services provided to the Funds by BNY Mellon with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing cash collateral, which may include investing the cash collateral in approved investment pools; managing qualified dividends; negotiating loan terms; recordkeeping and account servicing; monitoring dividend activity and proxy votes relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination.

During the most recent fiscal year end, none of the other Funds covered in this SAI engaged in securities lending activities, and, as a result, did not earn income or incur costs or expenses associated with such activities.

Index Providers

IndexIQ is the index provider for the Funds (except the IQ 50 Percent Hedged FTSE International ETF, the IQ Chaikin Funds and IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF). IndexIQ is in the business of developing and maintaining financial indexes, including the Underlying Indexes. Presently, IndexIQ has developed and is maintaining a number of indexes in addition to the Underlying Indexes. IndexIQ has entered into an index licensing agreement (the “Licensing Agreement”) with the Advisor to allow the Advisor’s use of the Underlying Indexes for the operation of the Funds. The Advisor has, in turn, entered into a sublicensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Funds to utilize the Underlying Indexes. The Funds pay no fees to IndexIQ or the Advisor under the Sub-Licensing Agreement.

For the IQ 50 Percent Hedged FTSE International ETF, the index provider is FTSE International Ltd. (“FTSE”). FTSE developed and sponsors the Underlying Index. The Advisor has entered into a licensing agreement with FTSE to license the Underlying Index on behalf of the Fund. The Advisor has entered into a Sub-Licensing Agreement with the Trust to allow the Fund to utilize an Underlying Index. The Fund pays no fees under the Sub-Licensing Agreement.

For the IQ Chaikin Funds, the index provider is Nasdaq, Inc. Nasdaq developed and sponsors each Underlying Index. The Advisor has entered into a licensing agreement with Nasdaq to license the Underlying Indices on behalf of the IQ Chaikin Funds. The Advisor has entered into a Sub-Licensing Agreement with the Trust to allow a Fund to utilize an Underlying Index. A Fund pays no fees under the Sub-Licensing Agreement.

For the IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF, the index provider is S&P Opco, LLC. The Advisor has entered into a licensing agreement with S&P Opco to license the Underlying Index on behalf of the Fund. The Advisor has entered into a Sub-Licensing Agreement with the Trust to allow a Fund to utilize an Underlying Index. A Fund pays no fees under the Sub-Licensing Agreement.

For the IQ Candriam Funds, Solactive AG is the Index calculator and benchmark administrator. The value of an Underlying Index is calculated every weekday (“Business Day”) based on the prices on the respective Exchanges on which the Component Securities are listed. For each update, the most recent prices of all Component Securities are used. Prices of Component Securities not listed in U.S. Dollars are converted using spot foreign exchange rates quoted by Reuters. The daily index closing value is calculated using WM/Reuters closing spot rates from 4:00 pm London time. Should there be no current price available on Reuters, the most recent price or the Trading Price (as defined below) on Reuters for the preceding Trading Day (as defined below) is used in the calculation. The Underlying Indices are calculated continuously every Business Day from 9:00 am to 10:30 pm, CET, with updates every 15 seconds. In the event that data cannot be provided to Reuters or to the pricing services of Boerse Stuttgart AG, an Underlying Index cannot be distributed.

Any incorrect calculation is adjusted on a retrospective basis. At the time of the calculation and publication of an Underlying Index, the prices used for the calculation may already have changed. A committee (the “Committee”) composed of staff from Solactive AG is responsible for any amendments to the rules; provided that the starting universe for the composition of an Underlying Index and its relevant specifications are established by IndexIQ. The composition of an Underlying Index is determined according to the procedures outlined in the Underlying Index rulebook. Solactive AG may consult IndexIQ for decisions regarding the composition of an Underlying Index. All specifications and information relevant for calculating an Underlying Index are made available on Solactive AG’s website. The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using an Underlying Index and/or Underlying Index trade mark or an Underlying Index price at any time or in any other respect. The Underlying Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Indices are calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in an Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of an Underlying Index by Solactive AG nor the licensing of an Underlying Index or Underlying Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

Index Consultant

For the IQ Candriam Funds, Candriam serves as the index consultant to IndexIQ for the Underlying Indices. In its role as index consultant, Candriam assists IndexIQ with the development, calculation and maintenance of the Underlying Indices. Candriam is an investment advisor with experience with ESG strategies. IndexIQ pays Candriam for these services. The IQ Candriam Funds pay no fees to Candriam.

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the

Financial Industry Regulatory Authority (“FINRA”). NYLIFE Distributors LLC has entered into a Services Agreement with ALPS to market the Funds.

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to authorized participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

As compensation for the foregoing services, the Distributor receives certain out-of-pocket and per Fund flat fees, which are accrued daily and paid monthly by the Advisor.

The Board of Trustees has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Distribution and Service Plan, each Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan, if any, and the purpose for which such expenditures were made.

The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm to the Trust. PricewaterhouseCoopers LLP will perform the annual audit of the Funds’ financial statements.

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, serves as tax advisor to the Trust and will prepare the Funds’ federal, state and excise tax returns, and advise the Trust on matters of accounting and federal and state income taxation.

Legal Counsel

Chapman and Cutler, LLP, located at 1717 Rhode Island Avenue, N.W., Washington, D.C. 20036, serves as legal counsel to the Trust and the Funds.

CERTAIN CONFLICTS OF INTEREST

IndexIQ and the Advisor have established policies, procedures, systems and infrastructure to address any potential conflicts of interest that may arise because of IndexIQ, an affiliate of the Advisor, serving as index provider for the Funds (except for the IQ 50 Percent Hedged Funds, the IQ Chaikin Funds and IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF).

IndexIQ maintains policies and procedures designed to limit or prohibit communication between the employees of IndexIQ with ultimate responsibility for the Underlying Indexes (the “Index Group”) and the employees of the Advisor with respect to issues related to the maintenance, calculation and reconstitution of the Underlying Indexes (the “Policies and Procedures”). Furthermore, IndexIQ has retained an unaffiliated third party to calculate each Underlying Index (the “Calculation Agent”).

Changes to the constituents of the Underlying Indexes made by IndexIQ or the Calculation Agent will be disclosed by IndexIQ and published on its website at nylinvestments.com/etfs. Any such IndexIQ announcements or website disclosures to the public will be made in such a manner that none of the IndexIQ employees outside of the Index Group, the Advisor, or a Fund, is notified of actions prior to the general investing public.

IndexIQ, as index provider, has adopted Policies and Procedures prohibiting its employees from disclosing or using any non- public information acquired through his or her employment, except as appropriate in connection with the rendering of services to the administration of the Underlying Indexes. Also, IndexIQ has adopted Policies and Procedures that prohibit and are designed to prevent anyone, including the members of the Index Group, from disseminating or using nonpublic information about pending changes to Underlying Indexes constituents or Index Methodology. These policies specifically prohibit anyone, including the members of the Index Group, from sharing any non-public information about an Underlying Index with any personnel of the Advisor responsible for management of the related Fund or any affiliated person. The Advisor also has adopted policies that prohibit personnel responsible for the management of a Fund from sharing any non-public information about the management of the Fund with any personnel of the Index Group, especially those persons responsible for creating, monitoring, calculating, maintaining or disseminating its Underlying Index.

In addition, IndexIQ has retained an unaffiliated third-party Calculation Agent to calculate and maintain the Underlying Indexes on a daily basis. The Calculation Agent will be instructed to not communicate any non-public information about the Underlying Indexes to anyone, and expressly not to the personnel of the Advisor responsible for the management of the Funds.

The Index Group personnel responsible for creating and monitoring the Underlying Indexes, the personnel of the Calculation Agent responsible for calculating and maintaining the Underlying Indexes, and the portfolio managers responsible for day-to-day portfolio management of the Fund are employees of separate legal organizations and the Calculation Agent personnel are located in physically separate offices from the Index Group personnel and portfolio managers. The Calculation Agent is not, and will not be, affiliated with IndexIQ or the Advisor.

Members of the Index Group will not have access to paper or electronic files used by the Advisor in connection with their portfolio management activities. Neither the Advisor will have access to the computer systems used by the Calculation Agent, nor to the computer systems used by the Index Group to monitor, calculate and rebalance the Underlying Indexes. The Advisor has also adopted Policies and Procedures and a Code of Ethics that require, among other things, any personnel responsible for the management of a Fund and any investment account to (i) pre-clear all non-exempt personal securities transactions with a designated senior employee of the Advisor, and (ii) require reporting of securities transactions to such designated employee in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions. The Funds may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act of 1934, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (on Nasdaq or over the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

During the fiscal year ended April 30, 2021, commissions for securities transactions to brokers which provided research services to the Funds were as follows:

Fund Name	Value of Securities Transactions	Brokerage Commissions
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Real Return ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
IQ U.S. Real Estate Small Cap ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event Driven Tracker ETF
IQ 50 Percent Hedged FTSE International ETF
IQ Chaikin U.S. Small Cap ETF
IQ Chaikin U.S. Large Cap ETF
IQ 500 International ETF
IQ Candriam ESG US Equity ETF(1)
IQ Candriam ESG International Equity ETF(1)

(1)  Commenced operations on December 17, 2019.

During the fiscal year ended April 30, 2020, commissions for securities transactions to brokers which provided research services to the Funds were as follows:

Fund Name	Value of Securities Transactions	Brokerage Commissions
IQ Hedge Multi-Strategy Tracker ETF	$2,786,043,824	$911,792
IQ Hedge Macro Tracker ETF	$9,883,147	$3,160
IQ Hedge Market Neutral Tracker ETF	$23,182,110	$6,245
IQ Real Return ETF	$74,732,013	$24,059

IQ Merger Arbitrage ETF	$4,204,722,768	$1,645,657
IQ Global Resources ETF	$186,059,914	$101,382
IQ U.S. Real Estate Small Cap ETF	$32,082,290	$9,528
IQ Hedge Long/Short Tracker ETF	$19,187,034	$6,577
IQ Hedge Event Driven Tracker ETF	$8,759,216	$2,659
IQ 50 Percent Hedged FTSE International ETF	$45,949,597	$25,916
IQ Enhanced Core Plus Bond U.S. ETF	$634,005,347	$151,873
IQ Chaikin U.S. Small Cap ETF	$178,588,099	$40,409
IQ Chaikin U.S. Large Cap ETF	$304,046,605	$62,411
IQ 500 International ETF	$46,199,625	$27,301
IQ Candriam ESG US Equity ETF(1)	$1,383,820	$349
IQ Candriam ESG International Equity ETF(1)	$2,437,167	$1,315

(1)  Commenced operations on December 17, 2019.

During the fiscal year ended April 30, 2019, commissions for securities transactions to brokers which provided research services to the Funds were as follows:

Fund Name	Value of Securities Transactions	Brokerage Commissions
IQ Hedge Multi-Strategy Tracker ETF	$2,834,912,125	$947,116
IQ Hedge Macro Tracker ETF	$10,361,493	$3,278
IQ Hedge Market Neutral Tracker ETF	$30,064,403	$10,215
IQ Real Return ETF	$102,442,682	$27,806
IQ Merger Arbitrage ETF	$3,412,220,395	$1,429,710
IQ Global Resources ETF	$527,837,049	$280,979
IQ U.S. Real Estate Small Cap ETF	$36,784,600	$11,035
IQ Hedge Long/Short Tracker ETF	$12,718,476	$4,429
IQ Hedge Event Driven Tracker ETF	$3,234,924	$1,313
IQ 50 Percent Hedged FTSE International ETF	$113,424,932	$65,999
IQ Enhanced Core Plus Bond U.S. ETF	$1,886,384,765	$576,081
IQ Chaikin U.S. Small Cap ETF	$496,690,254	$71,694
IQ Chaikin U.S. Large Cap ETF	$366,498,030	$76,105
IQ 500 International ETF	$2,254,344	$1,178

(1)	Commenced operations on December 18, 2018

(2)	Commended operations on December 13, 2018

As of the date of this SAI, IQ Chaikin U.S. Dividend Achievers ETF, IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF and IQ 500 ETF have not commenced operations and, therefore, not entered into securities transactions.

The Funds are required to identify any securities of the Funds’ regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of most recent fiscal year. As of April 30, 2021, the following Funds held the following securities of their regular broker-dealers or their parents:

Fund Name	Broker/Dealer	Market Value

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees and agents of the Funds, including the Advisor. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund. 57 As an ETF, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day (as defined below in the section entitled, “Purchase and Redemption of Creation Units”). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (the “NSCC”) and/or third-party service providers.

Each Fund will disclose on the Funds’ website (nylinvestments.com/etfs) at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to each Fund’s portfolio holdings is permitted to personnel of the Advisor, the Distributor and the Funds’ administrator, custodian and accountant and other agents or service providers of the trust who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Funds' Chief Compliance Officer may authorize disclosure of portfolio holdings.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Trust’s Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on July 1, 2008, and has authorized capital of an unlimited number of shares of beneficial interest of no par value that may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

When issued, Shares are fully-paid, non-assessable, redeemable and freely transferable; provided, however, that Shares may not be redeemed individually, but only in Creation Units. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares do not have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, only Shares of that fund may be entitled to vote on a matter affecting that particular fund. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Funds.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Funds’ shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds themselves would not be able to meet the Trust’s obligations and this risk should be considered remote. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The Depositary Trust Company (“DTC”) will act as securities depositary for the Shares. The Shares of the Funds are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries). DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly- owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext U.S. (formerly known as the American Stock Exchange LLC) (the “Alternext”) and FINRA.

Access to DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).

Beneficial Owners will receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares will not be entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners will be effected as follows. DTC will make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Units of a Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the relevant Fund’s portfolio as selected by the Advisor (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of a Fund.

The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The Custodian through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation— Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes from time to time. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either (1) through Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant (see the section of this SAI entitled “Additional Information Concerning Shares — Book Entry Only System”). In each case, the

Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participant Agreement”); and accepted by the Transfer Agent such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a Fund generally must be received by the Distributor by the time specified in the Participant Agreement and the applicable order form (“Order Time”) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined after receipt of an order in proper form. Orders consisting of cash only or requesting substitution of a “cash-in-lieu” amount (collectively, “Customer Orders”) must be received by the Transfer Agent no later than the time specified in the Participant Agreement and the applicable order form. On days when the Exchange closes earlier than normal (such as the day before a holiday), a Fund may require orders to create Creation Units to be placed earlier in the day. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, electronic order entry system or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. Economic or market disruption or changes, or telephone, electronic or communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Placement of Creation Orders Using the Clearing Process” and “Purchase and Redemption of Creation Units— Creation—Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. Eastern time on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”).

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Sale of Creation Units—Creation—Creation Transaction Fee.”

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) up to 115% of the then-current market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. Eastern time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal up to 115% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. Eastern time on the second Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to- market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation—Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify the Authorized Participant of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+2 basis” (that is two Business Days after trade date).

However, for the IQ 50 Percent Hedged FTSE International ETF, IQ Real Return ETF, IQ Merger Arbitrage ETF, IQ Global Resources ETF, IQ 500 International ETF, IQ U.S. Real Estate Small Cap ETF, and IQ Candriam ESG US Equity ETF, as discussed in Appendix B, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by a Participant Agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day.

When determining whether to waive the Creation Transaction Fee, the Advisor considers a number of factors including, but not limited to, whether waiving the Creation Transaction Fee will: facilitate the initial launch of a Fund; reduce the cost of portfolio rebalancing; improve the quality of the secondary trading market for a Fund's Shares and not result in a Fund bearing additional costs or expenses as a result of the waiver. The Creation Transaction Fee for each creation order is set forth below:

Fund Name	Creation Transaction Fee
IQ Hedge Multi-Strategy Tracker ETF	$500
IQ Hedge Macro Tracker ETF	$500
IQ Hedge Market Neutral Tracker ETF	$500
IQ Hedge Long/Short Tracker ETF	$500
IQ Hedge Event-Driven Tracker ETF	$500
IQ Real Return ETF	$500
IQ Merger Arbitrage ETF	$500
IQ Global Resources ETF	$1,500
IQ U.S. Real Estate Small Cap ETF	$500
IQ Chaikin U.S. Small Cap ETF	$650
IQ Chaikin U.S. Large Cap ETF	$500
IQ Chaikin U.S. Dividend Achievers ETF	$650
IQ 50 Percent Hedged FTSE International ETF	$2,500
IQ Candriam ESG US Equity ETF	$500
IQ Candriam ESG International Equity ETF	$2,000
IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF	$500
IQ 500 International ETF	$2,500
IQ 500 ETF	$500

An additional variable fee of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (1) creations effected outside the Clearing Process and (2) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the in-kind creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the Secondary Market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or Financial Instruments were purchased by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Funds, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. A Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the Secondary Market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Redemption— Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by a Fund generally will be made within two Business Days (that is “T+2”).

However, for the IQ 50 Percent Hedged FTSE International ETF, IQ Real Return ETF, IQ Merger Arbitrage ETF, IQ Global Resources ETF, IQ 500 International ETF, IQ U.S. Real Estate Small Cap ETF, and IQ Candriam ESG International Equity ETF, as discussed in Appendix B, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+2 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to a Fund, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of such Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix B to be the maximum number of days necessary to deliver redemption proceeds.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. Eastern time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Transfer Agent receives an order for redemption outside the Clearing Process, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the second Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. Eastern time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (the “Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day.

When determining whether to waive the Redemption Transaction Fee, the Advisor considers a number of factors including, but not limited to, whether waiving the Redemption Transaction Fee will: reduce the cost of portfolio rebalancing; improve the quality of the Secondary Market for a Fund's Shares and not result in a Fund bearing additional cost or expenses as a result of the waiver.

The Redemption Transaction Fee for each redemption order is set forth below:

Fund Name	Redemption Transaction Fee
IQ Hedge Multi-Strategy Tracker ETF	$500
IQ Hedge Macro Tracker ETF	$500
IQ Hedge Market Neutral Tracker ETF	$500
IQ Hedge Long/Short Tracker ETF	$500
IQ Hedge Event-Driven Tracker ETF	$500
IQ Real Return ETF	$500

Fund Name	Redemption Transaction Fee
IQ Merger Arbitrage ETF	$500
IQ Global Resources ETF	$1,500
IQ U.S. Real Estate Small Cap ETF	$500
IQ Chaikin U.S. Small Cap ETF	$650
IQ Chaikin U.S. Large Cap ETF	$500
IQ Chaikin U.S. Dividend Achievers ETF	$650
IQ 50 Percent Hedged FTSE International ETF	$2,500
IQ Candriam ESG US Equity ETF	$500
IQ Candriam ESG International Equity ETF	$2,000
IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF	$500
IQ 500 International ETF	$2,500
IQ 500 ETF	$500

An additional variable fee of up to four times the fixed transaction fee (expressed as a percentage value of the Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) cash redemptions (to offset the Trust’s brokerage and other transaction costs associate with the sale of Fund Securities). Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the in-kind redemption order process for creation orders executed in whole or in part with cash, the Trust expects to sell, in the Secondary Market, the portfolio securities or settle any Financial Instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or Financial Instruments were sold or settled by the Trust and the cash in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

Cash Creations and Redemptions

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares, although it has no current intention of doing so for Funds. In each instance of such cash creations and redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations and redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV).”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing each Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use such security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board.

The value of each Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, each Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect a Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Underlying Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust may make additional distributions to the extent necessary (i) to distribute the entire annual “investment company taxable income” of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a “regulated investment company” under the Code or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

U.S. FEDERAL INCOME TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Shares. It is based upon the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations promulgated thereunder, judicial authorities, and administrative rulings and practices, all as in effect as of the date of this SAI and all of which are subject to change, possibly with retroactive effect. The following information supplements should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

Except to the extent discussed below, this summary assumes that a Fund’s shareholder holds Shares as capital assets within the meaning of the Code, and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares, and does not address the tax consequences to Fund shareholders subject to special tax rules, including, but not limited to, partnerships and the partners therein, those who hold Shares through an IRA, 401(k) plan or other tax-advantaged account, and, except to the extent discussed below, tax-exempt shareholders. This discussion does not discuss any aspect of U.S. state, local, estate and gift, or non-U.S., tax law. Furthermore, this discussion is not intended or written to be legal or tax advice to any shareholder in a Fund or other person and is not intended or written to be used or relied on, and cannot be used or relied on, by any such person for the purpose of avoiding any U.S. federal tax penalties that may be imposed on such person. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific U.S. federal, state and local, and non-U.S., tax consequences of investing in Shares based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the U.S. Internal Revenue Service (“IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, non-U.S. country or other taxing jurisdiction.

Tax Treatment of the Funds

In General. Each Fund intends to qualify and elect to be treated as a separate regulated investment company under the Code. As a RIC, a Fund generally will not be required to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.

To qualify and remain eligible for the special tax treatment accorded to RICs, each Fund must meet certain income, asset and distribution requirements, described in more detail below. Specifically, each Fund must (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (“QPTPs”) (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, and other qualifying RIC income described above), and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock of each such issuer is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs. Furthermore, each Fund must distribute annually at least 90% of the sum of (i) its “investment company taxable income” (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, in such case, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, possibly eligible for (i) in the case of an individual Fund shareholder, treatment as a qualified dividend (as discussed below) subject to tax at preferential long-term capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction. The remainder of this discussion assumes that the Funds will qualify for the special tax treatment accorded to RICs.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income generally if the Fund does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, plus 100% of any undistributed amounts from prior years. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to U.S. corporate income tax for the taxable year ending within such calendar year. Each Fund intends to make distributions necessary to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Phantom Income. With respect to some or all of its investments, a Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, under the “wash sale” rules, a Fund may not be able to deduct currently a loss on a disposition of a portfolio security. As a result, a Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the existing cash assets of the Fund or cash generated from selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. (See also — “Certain Debt Instruments” below.)

Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund (such as zero-coupon debt instruments or debt instruments with payment in-kind interest) may be treated as debt securities that are issued originally at a discount. Generally, the amount of original issue discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. If a Fund acquires debt securities (with a fixed maturity date of more than one year from the date of issuance) in the secondary market, such debt securities may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or original issue, discount in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or original issue discount, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or original issue discount, which could affect the character and timing of recognition of income.

PFIC Investments. A Fund may purchase shares in a non-U.S. corporation treated as a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to increased U.S. federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on any “excess distributions” made on, or gain from a sale (or other disposition) of, the PFIC shares even if the Fund distributes such income to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on, and dispositions of, a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with certain information on an annual basis. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of the PFIC.

In the alternative, a Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior net income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, a Fund might be required to recognize in a year income in excess of the sum of the actual distributions received by it on the PFIC shares and the proceeds from its dispositions of the PFIC’s shares. Any such income generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Section 1256 Contracts. A Fund’s investments in so-called “Section 1256 contracts,” such as certain futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or a “straddle,” 60% of the resulting net gain or loss will be treated as long-term gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund. In addition, a Fund may be required to defer the recognition of losses on certain Section 1256 contracts to the extent of any unrecognized gains on related positions held by the Fund. Income from Section 1256 contracts generally would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).

Swaps. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund also may make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments generally will constitute ordinary income or deductions, while termination of a swap generally will result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Short Sales. In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. If, however, a Fund already owns property that is identical to the kind it borrows and sells pursuant to a short sale “against the box,” and such pre-existing ownership position has appreciated (i.e., the fair market value exceeds the Fund’s tax basis), the Fund may be required to recognize such gain at the time the borrowed stock is sold. Any gain or loss realized upon closing out a short sale generally is considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally would treat the gains on short sales as short-term capital gains. These rules also may terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, certain foreign currency options and futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally are also treated as ordinary income or loss, unless a Fund were to elect otherwise where such an election is permitted.

Non-U.S. Investments. Dividends, interest and proceeds from the direct or indirect sale of non-U.S. securities may be subject to non-U.S. withholding tax and other taxes, including financial transaction taxes. Even if a Fund is entitled to seek a refund in respect of such taxes, it may not have sufficient information to do so or may choose not to do so. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Non-U.S. taxes paid by a Fund will reduce the return from the Fund’s investments.

Special or Uncertain Tax Consequences. A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions, causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions.

A Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of certain swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining a Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

Tax Treatment of Fund Shareholders

Taxation of U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “U.S. shareholders.” For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of Shares who, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in the U.S. or under the laws of the U.S., or of any state thereof, or the District of Columbia; (iii) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust, if (a) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in place to be treated as a U.S. person.

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property and regardless of whether they are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income and a Fund’s net short-term capital gains in excess of net long-term capital losses (collectively referred to as “ordinary income dividends”) are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (subject to an exception for distributions of “qualified dividend income, as discussed below). Corporate shareholders of a Fund may be eligible to take a dividends-received deduction with respect to some of such distributions, provided the distributions are attributable to dividends received by the Fund on stock of U.S. corporations with respect to which the Fund meets certain holding period and other requirements. To the extent designated as “capital gain dividends” by a Fund, distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses (“net capital gain”) are taxable at long-term capital gain tax rates to the extent of the Fund’s current and accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Such dividends will not be eligible for a dividends received deduction by corporate shareholders.

A Fund’s net capital gain is computed by taking into account the Fund’s capital loss carryforwards, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in tax years beginning after December 22, 2010 can be carried forward indefinitely and retain the character of the original loss. To the extent that these carryforwards are available to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

Distributions of “qualified dividend income” (defined below) are taxed to certain non-corporate shareholders at the reduced rates applicable to long- term capital gain to the extent of the Fund’s current and accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to the dividend-paying stocks. Dividends subject to these special rules, however, are not actually treated as capital gains and, thus, are not included in the computation of a non-corporate shareholder’s net capital gain and generally cannot be used to offset capital losses. The portion of distributions that a Fund may report as qualified dividend income generally is limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stock and securities) consists of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from a real estate investment trust (“REIT”) or another RIC generally is qualified dividend income only to the extent that the dividend distributions are made out of qualified dividend income received by such REIT or other RIC.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax- free return of capital to the extent of the shareholder’s tax basis in its Shares of the Fund, and as a capital gain thereafter (assuming the shareholder holds its Shares of the Fund as capital assets).

Each Fund intends to distribute its net capital gain at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that event, the Fund pays U.S. federal income tax on the retained net capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed net capital gain. In addition, each Fund shareholder can claim a tax credit or refund for the shareholder’s proportionate share of the Fund’s U.S. federal income taxes paid on the undistributed net capital gain and increase the shareholder’s tax basis in the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed net capital gain, reduced by the amount of the shareholder’s tax credit or refund. Organizations or persons not subject to U.S. federal income tax on such net capital gain will be entitled to a refund, if any, of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

With respect to non-corporate Fund shareholders (i.e., individuals, trusts and estates), ordinary income and short-term capital gain are taxed at a current maximum rate of 37% and long-term capital gain is taxed at a current maximum rate of 20%. Corporate shareholders are taxed at a current maximum rate of 21% on their income and gain.

In addition, high income individuals (and certain trusts and estates) generally will be subject to a 3.8% Medicare tax on “net investment income,” in addition to otherwise applicable U.S. federal income tax. “Net investment income” generally will include dividends (including capital gain dividends) received from a Fund and net gains from the redemption or other disposition of Shares. Please consult your tax advisor regarding this tax.

If a Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the Fund’s total assets at the end of the taxable year consist of non-U.S. stock or securities, the Fund may elect to “pass through” to its shareholders certain non-U.S. income taxes paid by the Fund. This means that each shareholder will be required to (i) include in gross income, even though not actually received, the shareholder’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either take a corresponding deduction (in calculating U.S. federal taxable income) or credit (in calculating U.S. federal income tax), subject to certain limitations. Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Exempt-Interest Dividends. If at the end of each quarter of a Fund’s taxable year, (i) the Fund is a qualified fund of funds (as defined above), or (ii) 50% or more of the value of the Fund’s assets, by value, consist of certain obligations exempt from U.S. federal income tax under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to designate a portion of its dividends as “exempt-interest dividends.” Exempt-interest dividends generally will be excludable from a shareholder’s gross income for U.S. federal income tax purposes. Exempt-interest dividends will be included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefit payments subject to U.S. federal income tax. Interest on indebtedness incurred to purchase or carry shares of a Fund that pays exempt-interest dividends will not be deductible by the shareholders for U.S. federal income tax purposes to the extent attributable to exempt-interest dividends.

If a Fund invests in “private activity bonds,” a portion of the exempt-interest dividends paid by such Fund may be treated as an item of “tax preference” and, therefore, could be subject to the U.S. federal alternative minimum tax.

REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in REMICs. Certain income from a REIT that is attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, the taxable income of any holder of a residual interest cannot be less than the excess interest inclusion. For example, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations (currently 21%). A Fund also is subject to information reporting with respect to any excess inclusion income.

Sales of Shares. Any capital gain or loss realized upon a sale or exchange of Shares generally is treated as a long- term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less generally is treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares. All or a portion of any loss realized upon a sale of Shares will be disallowed if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the Shares. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting to the IRS and to taxpayers of adjusted cost basis information for “covered securities,” which generally include shares of a RIC acquired on or after January 1, 2012. Shareholders should contact their brokers to obtain information with respect to the available cost basis reporting methods and available elections for their accounts.

Creation Unit Issues and Redemptions. On an issue of Shares as part of a Creation Unit, made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss (assuming the Authorized Participant does not hold the securities as inventory) equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss (assuming the Authorized Participant does not hold the securities as inventory) equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or deemed to be paid) with respect to such Shares.

Reportable Transactions. If a Fund shareholder recognizes a loss with respect to Shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (for a corporate shareholder) in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules. Shareholders should consult their tax advisors to determine the applicability of these rules in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of Shares applicable to “non-U.S. shareholders.” For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of Shares that is not a U.S. shareholder (as defined above) and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes. The following discussion is based on current law, and is for general information only. It addresses only selected, and not all, aspects of U.S. federal income taxation.

Dividends. With respect to non-U.S. shareholders of a Fund, the Fund’s ordinary income dividends generally will be subject to U.S. federal withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, ordinary income dividends that are “interest-related dividends” or “short-term capital gain dividends” (each as defined below) and capital gain dividends generally will not be subject to U.S. federal withholding (or income) tax, provided that, the non-U.S. shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the non-U.S. shareholder’s non-U.S. status and the Fund does not have actual knowledge or reason to know that the non-U.S. shareholder would be subject to such withholding tax if the non-U.S. shareholder were to receive the related amounts directly rather than as dividends from the Fund. “Interest-related dividends” generally means dividends designated by a Fund as attributable to such Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income. “Short-term capital gain dividends” generally means dividends designated by a Fund as attributable to the excess of such Fund’s net short-term capital gain over its net long term capital loss. Depending on its circumstances, a Fund may treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

Notwithstanding the foregoing, special rules apply in certain cases, including as described below. For example, in cases where dividend income from a non-U.S. shareholder’s investment in a Fund is effectively connected with a trade or business of the non-U.S. shareholder conducted in the U.S., the non-U.S. shareholder generally will be exempt from withholding tax, but will be subject to U.S. federal income tax at the graduated rates applicable to U.S. shareholders. Such income generally must be reported on a U.S. federal income tax return. Furthermore, such income also may be subject to the 30% branch profits tax in the case of a non-U.S. shareholder that is a corporation. In addition, if a non-U.S. shareholder is an individual who is present in the U.S. for 183 days or more during the taxable year and has “tax home” in the U.S., any gain incurred by such shareholder with respect to his or her capital gain dividends and short-term capital gain dividends would be subject to a 30% U.S. federal income tax (which, in the case of short-term capital gain dividends, may, in certain instances, be withheld at source by a Fund). Lastly, special rules apply with respect to dividends that are subject to the Foreign Investment in Real Property Act (“FIRPTA”), discussed below (see— “Investments in U.S. Real Property”).

Sales of Fund Shares. Under current law, gain on a sale or exchange of Shares generally will be exempt from U.S. federal income tax (including withholding at the source) unless (i) the non-U.S. shareholder is an individual who was physically present in the U.S. for 183 days or more during the taxable year and has a “tax home” in the U.S., in which case the non-U.S. shareholder would incur a 30% U.S. federal income tax on his capital gain, (ii) the gain is effectively connected with a U.S. trade or business conducted by the non-U.S. shareholder (in which case the non-U.S. shareholder generally would be taxable on such gain at the same graduated rates applicable to U.S. shareholders, would be required to file a U.S. federal income tax return and, in the case of a corporate non-U.S. shareholder, may also be subject to the 30% branch profits tax), or (iii) the gain is subject to FIRPTA, as discussed below (see—“Investments in U.S. Real Property”).

Credits or Refunds. To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a non-U.S. Fund shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. Fund shareholder would not otherwise be required to do so.

Investments in U.S. Real Property. Subject to the exemptions described below, a non-U.S. shareholder generally will be subject to U.S. federal income tax under FIRPTA on any gain from the sale or exchange of Shares if the Fund is a “U.S. real property holding corporation” (as defined below) at any time during the shorter of the period during which the non-U.S. shareholder held such Shares and the five-year period ending on the date of the disposition of those Shares. Any such gain will be taxed in the same manner as for income that is effectively connected with a trade or business of the non-U.S. shareholder conducted in the U.S. and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds. A Fund will be a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” (“USRPIs”) (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the U.S. plus any other assets used or held for use in a business.

An exemption from FIRPTA applies if either (i) the class of Shares disposed of by the non-U.S. shareholder is regularly traded on an established securities market (as determined for U.S. federal income tax purposes) and the non-U.S. shareholder did not actually or constructively hold more than 5% of such class of Shares at any time during the five-year period prior to the disposition, or (ii) the Fund is a “domestically-controlled RIC.” A “domestically-controlled RIC” is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock is owned by U.S. persons.

Furthermore, special rules apply under FIRPTA in respect of distributions attributable to gains from USRPIs. In general, if a Fund is a U.S. real property holding corporation (taking certain special rules into account), distributions by such Fund attributable to gains from USRPIs will be treated as income effectively connected with a trade or business within the U.S., subject generally to tax at the same graduated rates applicable to U.S. shareholders and, in the case of a corporation that is a non-U.S. shareholder, a “branch profits” tax at a rate of 30% (or other applicable lower treaty rate). Such distributions will be subject to U.S. federal withholding tax and generally will give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return.

Even if a Fund is treated as a U.S. real property holding corporation, distributions on the Fund’s Shares will not be treated, under the rule described above, as income effectively connected with a U.S. trade or business in the case of a non-U.S. shareholder that owns (for the applicable period) 5% or less (by class) of Shares and such class is regularly traded on an established securities market for U.S. federal income tax purposes (but such distribution will be treated as ordinary dividends, which may be subject to U.S. tax and withholding. Non-U.S. shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a U.S. trade or business will be treated as having received such distributions.

All shareholders of the Fund should consult their tax advisers regarding the application of the rules described above.

Back-Up Withholding

A Fund (or a financial intermediary such as a broker through which a shareholder holds Shares in a Fund) may be required to report certain information on a Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) at a 24% rate from taxable distributions and redemption or sale proceeds payable to the Fund shareholder if (i) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number or make required certifications, or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding, and (ii) the Fund shareholder is not otherwise exempt from backup withholding. Non-U.S. shareholders can qualify for exemption from backup withholding by submitting a properly completed IRS Form W-8BEN or W-8BEN-E. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s U.S. federal income tax liability.

Foreign Account Tax Compliance Act

The U.S. Foreign Account Tax Compliance Act (“FATCA”) generally imposes a 30% withholding tax on “withholdable payments” (defined below) made to (i) a “foreign financial institution” (“FFI”), unless the FFI enters into an agreement with the IRS to provide information regarding certain of its direct and indirect U.S. account holders and satisfy certain due diligence and other specified requirements, and (ii) a “non-financial foreign entity” (“NFFE”) unless such NFFE provides certain information to the withholding agent about certain of its direct and indirect “substantial U.S. owners” or certifies that it has no such U.S. owners. The beneficial owner of a “withholdable payment” may be eligible for a refund or credit of the withheld tax. The U.S. government also has entered into several intergovernmental agreements with other jurisdictions to provide an alternative, and generally easier, approach for FFIs to comply with FATCA.

“Withholdable payments” generally include, among other items, (i) U.S.-source interest and dividends, and (ii) gross proceeds from the sale or disposition, occurring on or after January 1, 2019, of property of a type that can produce U.S.-source interest or dividends. Proposed regulations may eliminate the requirement to withhold on gross proceeds.

A Fund may be required to impose a 30% withholding tax on withholdable payments to a shareholder if the shareholder fails to provide the Fund with the information, certifications or documentation required under FATCA, including information, certification or documentation necessary for the Fund to determine if the shareholder is a non-U.S. shareholder or a U.S. shareholder and, if it is a non-U.S. shareholder, if the non-U.S. shareholder has “substantial U.S. owners” and/or is in compliance with (or meets an exception from) FATCA requirements. The Fund will not pay any additional amounts to shareholders in respect of any amounts withheld. The Fund may disclose any shareholder information, certifications or documentation to the IRS or other parties as necessary to comply with FATCA. The requirements of, and exceptions from, FATCA are complex. All prospective shareholders are urged to consult their own tax advisors regarding the potential application of FATCA with respect to their own situation.

Section 351

The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3 (c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Funds beyond those limitations. Shareholder inquiries may be made by writing to the Trust, c/o IndexIQ Advisors LLC, 51 Madison Avenue, New York, New York 10010.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto for the IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ 50 Percent Hedged FTSE International ETF, IQ Real Return ETF, IQ Merger Arbitrage ETF, IQ Global Resources ETF, IQ U.S. Real Estate Small Cap ETF, IQ Chaikin U.S. Small Cap ETF, IQ Chaikin U.S. Large Cap ETF, IQ 500 International ETF, IQ Candriam ESG US Equity ETF and IQ Candriam ESG International Equity ETF in the Funds’ Annual Report to Shareholders for their fiscal year ended April 30, 2020 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein.

The financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing.

As of April 30, 2020, IQ Chaikin U.S. Dividend Achievers ETF, IQ S&P U.S. Preferred Low Volatility High Dividend ETF and IQ 500 ETF had not commenced operations.

A copy of the Annual Report for the fiscal period ended April 30, 2020, may be obtained upon request and without charge by calling the Advisor, writing the Trust or visiting the Funds’ website as follows:

By telephone:	1-888-474-7725
By mail:	IndexIQ ETF Trust
c/o IndexIQ 51
Madison Avenue
New York, NY 10010
On the	nylinvestments.com/etfs
Internet:

APPENDIX A

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Advisor exercises its proxy voting rights with regard to the holdings in each Fund’s investment portfolio with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors (collectively, the “Management”) to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

The Advisor seeks to avoid material conflicts of interest through its use of a third-party proxy services vendor (the “Proxy Vendor”), which applies detailed, predetermined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on research and recommendations provided by a third-party vendor. For Funds that track an Index that incorporates environmental, sustainable and governance factors (ESG), the Advisor will use Voting Guidelines designed to address ESG financial and social objectives of such investment strategies and the Advisor’s assessment that investors in such Funds may expect portfolio companies to take more urgent action on certain proxy voting proposals. The Advisor may vote differently on a proposal for different Funds. The Advisor engages a third party as an independent fiduciary to vote all proxies for the Funds.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines will be referred to the Portfolio Oversight Committee for discussion and vote. Additionally, the Portfolio Oversight Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Advisor weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust 1. Amended and Restated Declaration of Trust (“Trust Instrument”) of IndexIQ ETF Trust (“Registrant”).(7)

(b)	By-Laws of Registrant.(1)

(c)	Instruments Defining Rights of Security Holders - Articles 4 and 7 of the Trust Instrument, Exhibit 28(a), defines the rights of holders of the securities being registered (Certificates for shares are not issued).(7)

(d)

Investment Advisory Agreements

1.   Investment Advisory Agreement dated April 15, 2015, between the Registrant and IndexIQ Advisors LLC (“Investment Advisor”), as adviser for the Registrant and each of its investment portfolios (the “Funds”).(5)

a. Amendment to Investment Advisory Agreement dated December 12, 2019. (15) 2. Sub-Advisory Agreement between Advisor and MacKay Shields LLC for IQ S&P High Yield Low Volatility Bond ETF.(8)
(e)

Underwriting Agreements

1.      Distribution Agreement between ALPS Distributors, Inc. (“Distributor”) and the Registrant.(12)

a.     Amendment 4 to the Distribution Agreement dated January 12, 2021. (15)

2.      Form of Authorized Participation Agreement.(3)

(f)	Not applicable.

(g)	Custody Agreements 1. Custody Agreement between the Registrant and The Bank of New York Mellon.(1) a. Amendment to Schedule II of the Custody Agreement dated January 12, 2021. (15)

(h)	Other Material Agreements

1.      Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon.(1)

a.     Amendment to Exhibit A of the Fund Administration and Accounting Agreement dated January 12, 2021. (15)

2. Transfer Agency Agreement between the Registrant and The Bank of New York Mellon.(1) a. Amendment to Appendix I of the Transfer Agency Agreement dated January 12, 2021. (15)

3.      Sub-License Agreements

a.      Form of Sub-License Agreement among the Registrant, the Investment Advisor and IndexIQ LLC (“IndexIQ”).(1)

b.     Sub-License Agreement among the Registrant and the Investment Advisor for IQ S&P High Yield Low Volatility Bond ETF.(8)

c.     Sub-License Agreement among the Registrant and the Investment Advisor for IQ Chaikin U.S. Dividend Achievers ETF, IQ Chaikin U.S. Small Cap ETF and IQ Chaikin U.S. Large Cap ETF.(9)

d.     Form of Sub-License Agreement among the Registrant and the Investment Advisor for IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF.(11)

e.     Sub-License Agreement among the Registrant and the Investment Advisor for IQ Healthy Hearts ETF. (15)

4.     Expense Limitation Agreements and Fee Waivers

a.      Expense Limitation Agreement dated August 31, 2018 between the Registrant and the Investment Advisor for IQ Chaikin U.S. Dividend Achievers ETF, IQ Chaikin U.S. Small Cap ETF, IQ Chaikin U.S. Large Cap ETF, IQ S&P High Yield Low Volatility Bond ETF and IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF.(13)

b.     Amendment to the Expense Limitation Agreement dated January 12, 2021 between the Registrant and the Investment Adviser for IQ S&P High Yield Low Volatility Bond ETF, IQ Chaikin U.S. Dividend Achievers ETF, IQ Chaikin U.S. Small Cap ETF, IQ Chaikin U.S. Large Cap ETF, IQ S&P U.S. Preferred Stock Low Volatility High Dividend ETF, IQ 500 International ETF, IQ 500 ETF and IQ Healthy Hearts ETF. (15)

c.     Notice of Fee Waiver dated August 27, 2020 between the Registrant and the Investment Advisor for IQ Hedge Multi-Strategy Tracker ETF, IQ Enhanced Core Plus Bond U.S. ETF, IQ Real Return ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Long/Short Tracker ETF and IQ Hedge Event Drive Tracker ETF. (14)

5.       Securities Lending Agreement between IndexIQ ETF Trust and The Bank of New York Mellon.(4)

a.       Amendment to the Securities Lending Agreement dated January 12, 2021 between IndexIQ ETF Trust and The Bank of New York Mellon. (15)

(i)	Not applicable.
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)	Plan of Distribution Pursuant to Rule 12b-1.(2)
(n)	Not applicable.
(o)	Reserved.
(p)	Codes of Ethics 1. Code of Ethics for the Investment Advisor and MacKay Shields LLC. (13) 2. Code of Ethics for the Distributor.(6) 3. Code of Ethics for the Registrant.(12)
(q)	Powers of Attorney executed by Reena Aggarwal, Michael A. Pignataro, Paul D. Schaeffer and Kirk C. Lehneis.(10)

(1)	Previously filed as part of Pre-Effective Amendment No. 1 to the Registration Statement, filed on February 4, 2009.
(2)	Previously filed as part of Post-Effective Amendment No. 17 to the Registration Statement, filed on June 29, 2011.
(3)	Previously filed as part of Post-Effective Amendment No. 19 to the Registration Statement filed on August 29, 2011.

(4)	Previously filed as part of Post-Effective Amendment No. 21 to the Registration Statement filed on August 27, 2012.
(5)	Previously filed as part of Post-Effective Amendment No. 32 to the Registration Statement filed on May 1, 2015.
(6)	Previously filed as part of Post-Effective Amendment No. 78 to the Registration Statement filed on August 26, 2016.
(7)	Previously filed as part of Post-Effective Amendment No. 85 to the Registration Statement filed on October 17, 2016.
(8)	Previously filed as part of Post-Effective Amendment No. 94 to the Registration Statement filed on January 11, 2017.
(9)	Previously filed as part of Post-Effective Amendment No. 107 to the Registration Statement filed on May 11, 2017.
(10)	Previously filed as part of Post-Effective Amendment No. 136 to the Registration Statement filed on May 8, 2018.
(11)	Previously filed as part of Post-Effective Amendment No. 152 to the Registration Statement filed on August 17, 2018.
(12)	Previously filed as part of Post-Effective Amendment No. 154 to the Registration Statement filed on August 29, 2018.
(13)	Previously filed as part of Post-Effective Amendment No. 169 to the Registration Statement filed on December 7, 2018.
(14)	Previously filed as part of Post-Effective Amendment No. 189 to the Registration Statement filed on August 27, 2020.
(15)	Previously filed as part of Post-Effective Amendment No. 193 to the Registration Statement filed on January 12, 2021.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 30. Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3. Indemnification.

(a)    Subject to the exceptions and limitations contained in Subsection (b) below:

(i)       every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)       as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)    No indemnification shall be provided hereunder to a Covered Person:

(i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)       in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Investment Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Investment Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust. The Investment Advisory Agreement with the Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor or from reckless disregard by the Investment Advisor of its obligations or duties under the Agreement. Under the Distribution Agreement, the Registrant will indemnify ALPS Distributors, Inc. against certain liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Trustees and officers’ liability policies purchased by the Registrant insure the Registrant and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Advisor.

The description of the Investment Advisor is found under the caption “Service Providers—Investment Advisor” in the Prospectus and under the caption “Management Services—Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Advisor provides investment advisory services to other persons or entities other than the Registrant.

Item 32. Principal Underwriters.

(a)       ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, CC Real Estate Income Fund, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series

Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Holland Series Fund, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, RiverNorth Funds, Sierra Total Return Fund, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b)       To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Bradley J. Swenson	President, Chief Operating Officer, Director	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

* This list does not serve as an admission that the Trust considers all of these persons listed to be officers of investment companies having the same Investment Advisor or Distributor or having an Investment Advisor or Distributor that directly or indirectly controls, is controlled by or is under common control with the Investment Advisor or Distributor.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

IndexIQ Advisors LLC

51 Madison Avenue

New York, NY 10010

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 199 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on this 24th day of June, 2021.

INDEXIQ ETF TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

Reena Aggarwal*	Trustee	June 24, 2021
Reena Aggarwal

Michael A. Pignataro*	Trustee	June 24, 2021
Michael A. Pignataro

Paul D. Schaeffer*	Trustee	June 24, 2021
Paul D. Schaeffer

/s/ Kirk C. Lehneis	Trustee, President and Principal	June 24, 2021
Kirk C. Lehneis	Executive Officer

/s/ Adefolahan Oyefeso	Treasurer, Principal Financial	June 24, 2021
Adefolahan Oyefeso	Officer, and Principal Accounting
Officer

/s/ Matthew V. Curtin
Matthew V. Curtin, Attorney-in-fact*

* PURSUANT TO POWERS OF ATTORNEY PREVIOUSLY FILED